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                                                                   Exhibit 10.30

                                EXECUTION VERSION


                       COMMERCIAL RENEWAL RIGHTS AGREEMENT

         This COMMERCIAL RENEWAL RIGHTS AGREEMENT dated as of September 13, 2004 (this "Agreement") is entered into among OneBeacon Insurance Group LLC ("OneBeacon Group"), each of the insurance company subsidiaries of OneBeacon Group listed on Schedule A hereto (each a "Seller" and collectively, "Sellers"), and Tower Group, Inc. (the "Company").

                                   WITNESSETH:

         WHEREAS, Sellers desire to cease writing the Subject Policies (as defined below) on and after the Non-Renewal Date (as defined below), and the Company desires that Sellers assist the Permitted Designees (as defined below) in writing renewals of the Subject Policies, in each case subject to the terms and conditions set forth below; and

         WHEREAS, Sellers have decided to terminate the appointment of certain of the insurance agents who produced the Subject Policies and to assist the Permitted Designees in the appointment of certain of such agents;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, Sellers and the Company hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.1. Definitions. The following terms when used in this Agreement shall have the following meanings:

                  "Additional Policies" has the meaning set forth in Section
3.3.

                  "Affiliate" means, with respect to any Person, at the time in question, any other Person controlling, controlled by, or under common control with such Person. As used in the foregoing sentence, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an institution, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" has the meaning set forth in the introductory paragraph.

                  "Business Day" means any day that is not a Saturday, Sunday or a day on which banks in the State of New York are authorized or required to be closed.

                  "Company" has the meaning set forth in the introductory paragraph.


                  "Contractholders" means the holders of the Subject Policies.

                  "Governmental Consents" has the meaning set forth in Section 4.3.


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                  "Governmental Entity" means any federal, state, local,
foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

                  "Law" means any constitution, law, ordinance, rule, principle of common law, regulation, statute, treaty, order, judgment, decree or other requirements of any Governmental Entity.

                  "Minimum Amount" has the meaning set forth in Section 3.2.

                  "Minimum Annual Amount" has the meaning set forth in Section 3.2.

                  "Non-Renewal Date" has the meaning set forth in Section 2.1.

                  "OneBeacon Group" has the meaning set forth in the introductory paragraph.

                  "Overlap Agents" means collectively those agents listed on Schedule B hereto.

                  "Person" means any individual, corporation, partnership, firm, joint venture, association, limited liability company, joint stock company, trust, unincorporated association or organization or other entity.

                  "Permitted Designee" has the meaning set forth in Section 9.2.

                  "Scheduled Commission" has the meaning set forth in Section
3.1.

                  "Sellers" has the meaning set forth in the introductory paragraph.

                  "Subject Policies" means the: (1) Commercial Multi-Peril; (2) Workers' Compensation; (3) Commercial Umbrella; (4) Commercial Inland Marine;
(5) Commercial Auto; (6) Fire and Allied Lines; and (7) General Liability (Other) policies (excluding commercial auto policies produced as part of the AutoOne CLAD or Take-Out Program) produced by the agents listed on Schedule C hereto with respect to risks primarily located in the State of New York and in effect as of the Non-Renewal Date; provided, however, the Subject Policies shall not include: (a) the policies acquired from Atlantic Mutual Insurance Company or its affiliates as part of a renewal rights transaction that closed on March 31, 2004 and policies written by Atlantic Mutual Insurance Company or Centennial Insurance Company and reinsured by the Sellers; (b) any "Specialty" policies of the Sellers, which include policies written through any of the Sellers' Specialty Operations, including International Marine Underwriters, OneBeacon Professional Partners, Dewar Insurance Services, Agri, or OneBeacon Specialty Property and (c) policies written by the Overlap Agents which (i) qualify for placement with Atlantic Specialty Insurance Company as set forth on Schedule D hereto; (ii) qualify for OnePac (the Sellers' small business package product) or are additional policies written for OnePac policyholders in conjunction with the issuance of policies that qualify for OnePac or (iii) are monoline inland marine policies.



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                                  ARTICLE II.

                                RENEWALS; AGENTS

         Section 2.1. Cessation of Renewals. Sellers shall cease renewing the Subject Policies effective from and after December 1, 2004 (the "Non-Renewal Date"), except (i) to the extent required by applicable Law, (ii) to the extent required under agency agreements with the agents listed on Schedule C hereto or
(iii) to honor quotes outstanding on such date.

         Section 2.2. Renewals.

              (a) Sellers shall provide to the Company, in accordance with the time frame set forth on Schedule E, a true, complete and correct list of the Subject Policies that are either in force on the date hereof or lapsed as of the date hereof but subject to reinstatement as well as a list of all then still in-force policies non-renewed during the 90 days preceding the date hereof that would have been Subject Policies had they been in effect on the Non-Renewal Date.

              (b) In connection with the first policy anniversary of each Subject Policy on or after the Non-Renewal Date (or, with respect to such Subject Policies as remain in effect with a Seller subsequent to such anniversary for the reasons set forth in Section 2.1, in connection with the next such policy anniversary), Seller shall send to each Contractholder selected by the Company a written notice in the form agreed by the parties, and in compliance with all applicable Laws, notifying such Contractholder of the non-renewal of such Subject Policy by Seller. Seller shall send a copy of such non-renewal notice to the insurance agent appointed by such Contractholder and, as directed by the Company, shall send a notice to such agent substantially in the form as attached hereto as Exhibit A informing such agent of the availability of replacement insurance from a Permitted Designee and encouraging such agent to place such insurance with a Permitted Designee.

              (c) From and after the Non-Renewal Date, in connection with any Subject Policy with respect to which renewal rate quotes are outstanding on the applicable anniversary date of such policy, the Company and Sellers shall each use its commercially reasonable efforts to actively encourage each Contractholder selected by the Company and its agent to purchase insurance from a Permitted Designee in substitution for Seller as the issuing carrier. In the event that a Contractholder should decline to so accept a Permitted Designee and accepts a policy issued by a Seller, such policy shall nevertheless be subject to the provisions of Section 2.2(b); for the avoidance of doubt, the provisions of Section 2.2(b) shall be applicable to such policies on the first policy anniversary after the date of issuance of such policy by Sellers.

              (d) From and after the date hereof, Sellers shall perform the duties set forth on Schedule E hereto.

              (e) Notwithstanding anything in this Agreement to the contrary, except to the extent required by applicable Law, in no event shall Sellers be obligated under this Agreement to renew any Subject Policy subsequent to the second policy anniversary date of such Subject Policy following the Non-Renewal Date or to send any notices to Contractholders or their appointed agents or otherwise attempt to encourage Contractholders to obtain coverage with a Permitted Designee after such date.


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              (f) Neither the Company nor any Permitted Designee is assuming, nor shall they be liable for, any of the liabilities, debts, claims, obligations or other liability of Sellers of any nature whatsoever, except to the extent caused by the Company or a Permitted Designee. Neither the Company nor any Permitted Designee is assuming, nor shall they be liable for, any insurance obligations of Sellers to the Contractholders. In addition, neither the Company nor any Permitted Designee warrants the legal validity of any notice provided by the Sellers to the Contractholders in connection with the non-renewal of any Subject Policy or the compliance of any such notice with any applicable Laws or regulations. Further, it is acknowledged and agreed that neither the Company nor any Permitted Designee is required to offer insurance coverage to all Contractholders, to any particular Contractholder, or to any minimum percentage of Contractholders. The Company and the Permitted Designees shall apply their own underwriting judgment and premium rates to the replacement policies as they determine are appropriate in their sole discretion.

              (g) Notwithstanding anything to the contrary in this Agreement, the Company acknowledges and agrees that Sellers do not have the power or ability to require any Contractholder of any of the Subject Policies, or to require any agent, to write or renew any such Subject Policy upon expiration or otherwise.

              (h) From and after the date hereof until the Non-Renewal Date, Sellers shall non-renew policies that will be Subject Policies if in effect on the Non-Renewal Date only in the ordinary course of business consistent with practices in effect prior to July 1, 2004.

         Section 2.3. Agents.

              (a) The Company acknowledges that Sellers have entered into the agency agreements with the agents listed on Schedule C hereto and that such agreements give ownership rights to expirations to the agents who are parties to such agreements.

              (b) From and after the Non-Renewal Date, in accordance with applicable Law and the terms of the agency agreements, Sellers agree to terminate their agency appointments with those agents listed on Schedule C hereto, other than the Overlap Agents, and to assist the Company in contracting with such agents as selected by the Company; provided, however, the Sellers shall have no obligation to terminate the agency appointments of such agents with respect to their appointment to the Sellers or its Affiliates for personal lines and other insurance products not included in the types of coverages under Subject Policies or the insurance policies excluded from the definition of Subject Policies.

              (c) Sellers agree to provide to the Company, in accordance with the time frame set forth on Schedule E, a producer experience report with regards each agent listed on Schedule C hereto other than the Overlap Agents listed on Schedule B hereto.

              (d) Set forth on Schedule F hereto is a list of all agents of Sellers producing New York business for Sellers whose agency agreements were terminated at any time during the 75 day period preceding the date hereof. Sellers agree to send, within five Business Days following the date hereof, to each such agent a notice of the transactions contemplated by this Agreement, such notice to be in a form reasonably acceptable to Sellers and the Company.



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         Section 2.4. Cooperation. Each party hereto shall cooperate fully with the other in all reasonable respects and shall use commercially reasonable efforts to accomplish the objectives of this Agreement including making available to each their respective officers and employees for interviews and meetings with agents and Governmental Entities and furnishing any additional assistance, information and documents as may be reasonably requested by a party from time to time.

                                  ARTICLE III.

                                  CONSIDERATION

         Section 3.1. Commission. In consideration of the service to be provided by Sellers pursuant to this Agreement, the Company shall pay or cause to be paid to Sellers, a commission equal to 5% for the first year, 4% for the second year and 1% for the third year of the direct written premium (as adjusted for cancellations and endorsements) for the Subject Policies renewed by the Permitted Designees during each one-year period commencing on the Non-Renewal Date (the "Scheduled Commission"). The Company shall pay or cause to be paid the Scheduled Commission to Sellers, in arrears, within forty-five (45) days after the end of each three month period ending after the Non-Renewal Date based on direct written premiums on the Subject Policies renewed by the Permitted Designees.

         Section 3.2. Minimum Commission.

              (a) The amount of Scheduled Commission paid or caused to be paid by the Company to Sellers, together with additional commission paid pursuant
Section 3.3, shall be subject to an aggregate minimum of $5 million (the "Minimum Amount"), with a minimum amount of $2 million through the end of the first year, $4 million through the end of the second year, and $5 million through the end of the third year (such minimum accrued amounts being referred to herein as the "Minimum Annual Amount"). If the Scheduled Commission paid pursuant to Section 3.1 together with additional commission paid pursuant to
Section 3.3 does not equal the Minimum Annual Amount applicable to such year, the Company shall pay or cause to be paid to Sellers, concurrent with the payment of the amount due for the final period for such year, the amount by which the Minimum Annual Amount exceeds such Scheduled Commission paid for such year. For the avoidance of doubt, the aggregate Minimum Annual Amount for the three years is cumulative and shall take into account any amount of Scheduled Commission paid and commission paid pursuant to Section 3.3 in excess of the Minimum Annual Amount, such that once the aggregate Scheduled Commission paid in any or all of the three years under Section 3.1 and commission paid pursuant to
Section 3.3 below equals or exceeds $5 million, no further Minimum Annual Amount shall be due or payable.

              (b) In order to secure the obligations of the Company to pay or cause to be paid the Minimum Annual Amounts, the Company shall, within five Business Days of the date of this Agreement, post or cause to be posted a letter of credit, in such form as agreed by the Company and Sellers, in favor and for the benefit of Sellers in the amount of $2 million, which,



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subject to adjustments as discussed below, shall be renewed or replaced upon the first anniversary of the Non-Renewal Date with a replacement letter of credit in the amount of $2 million and on the second anniversary of the Non-Renewal Date with a replacement letter of credit in the amount of $1 million; provided, that in lieu of any of the foregoing letters of credit, the Company shall be permitted to place in escrow funds in the amount required hereby with an escrow agent and subject to the terms of an escrow agreement in each case as agreed by the Company and Sellers. The letter(s) of credit or escrow account may be drawn upon by Sellers only to the extent that the Company fails to pay or cause to be paid when due the Scheduled Commission or commission due pursuant to Section 3.3 to Sellers (including the Minimum Annual Amounts) and fails to remedy such failure within five Business Days of receipt of notice thereof. The Company shall have the right from time to time to reduce the amount of the letter of credit or funds in escrow to the extent that payments of Scheduled Commissions pursuant to Section 3.1 and commission paid pursuant to Section 3.3 are made during the respective years on the condition that there shall be no reduction of any letter of credit or funds in escrow unless the sum of (1) cumulative Scheduled Commissions paid pursuant to Section 3.1 and commissions paid pursuant to Section 3.3 and (2) amounts represented by letter of credit or funds in escrow exceed (A) $2 million, with respect to a reduction at any time prior to the first anniversary of the Non-Renewal Date, (B) $4 million, with respect to a reduction at any time on or after the first anniversary and prior to the second anniversary of the Non-Renewal Date and (C) $5 million with respect to a reduction at any time period on or after the second anniversary of the Non-Renewal Date.

         Section 3.3. Commission on Additional Policies. To the extent the Permitted Designees are able to write policies produced by any of the terminated agents referred to in Section 2.3(c) which policies would have been Subject Policies hereunder if produced by the agents listed on Schedule C (hereafter "Additional Policies"), the Company shall pay or cause to be paid to Sellers a commission equal to 2% for the first year, 2% for the second year and 1% for the third year of the direct written premium (as adjusted for cancellations and endorsements) for the Additional Policies written by the Permitted Designees during each one-year period commencing on the date hereof, such commissions to be a credit against the Minimum Annual Commission as set forth in Section 3.2(a). The Company shall pay or cause to be paid such commissions to Sellers, in arrears, within forty-five (45) days after the end of each three month period ending after the date hereof based on direct written premiums on the Additional Policies.

                                  ARTICLE IV.

         REPRESENTATIONS AND WARRANTIES OF ONE BEACON GROUP AND SELLERS

         OneBeacon Group and each Seller hereby represents and warrants to the Company as follows:

         Section 4.1. Organization and Standing; Power and Authority. Each Seller is duly organized and validly existing under the laws of its respective state of incorporation and has all requisite power and authority to sell, own, lease and operate its assets and business and to carry on its business as now being conducted.



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         Section 4.2. Execution, Delivery and Performance. Each Seller has all
requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by Sellers have been duly and validly authorized by all necessary action of Sellers, and no further action, consent or approval on the part of Sellers is required for the valid performance of its obligations hereunder. This Agreement has been duly executed and delivered by Sellers and, assuming the due execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligations of Sellers, enforceable against Sellers in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors generally and by general principles of equity.

         Section 4.3. Governmental Authorities; Consents. (i) No Seller is required to submit any notice to, or receive any approval, consent, license, permit, waiver, registration or other authorization from, any Governmental Entity ("Governmental Consents") in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby; and
(ii) no consent, approval, exemption or authorization of any other person, is required to be obtained by Sellers in connection with Sellers' execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         Section 4.4. Disclosure. To the best of their knowledge, all data, analysis and other documentation and information provided in the binder titled "OneBeacon Insurance New York Project Presentation" dated August 17, 2004 represents the best estimates of OneBeacon Group and Sellers when delivered to the Company.

         Section 4.5. Annualized Premium; Loss Ratios. To the best of their knowledge, the annualized premium for the Subject Policies in force as of August 31, 2004 was approximately between $105 million and $112 million and the loss and allocated loss expense ratio on the Subject Policies and the policies written by the Overlap Agents, in the aggregate, for accident year 2003, as currently estimated as of the date hereof, is approximately 57%. No assurance can be given that the ultimate actual loss ratio will not be materially different from this estimate because it is predicated on events which have not yet occurred, makes assumptions based on past patterns and trends which may not continue and does not anticipate any changes in claims handling structure.

                                   ARTICLE V.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to Sellers as follows:

         Section 5.1. Organization and Standing; Corporate Power and Authority. The Company is a corporation duly organized and validly existing under the laws of New York. The Company has all requisite corporate power and authority to sell, own, lease and operate its assets, properties and business and to carry on its business as now being conducted.



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         Section 5.2. Execution, Delivery and Performance. The Company has all
requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary corporate action of the Company, and no further corporate action, consent or approval on the part of the Company is required for the valid performance of its obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Sellers, this Agreement constitutes the valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors generally and by general principles of equity.

         Section 5.3. Governmental Authorities; Consents. (i) The Company is not required to submit any notice to, or receive any Governmental Consents from, any Governmental Entity in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby, other than such rate and form filings and approvals as may be necessary to permit the Company to issue replacement policies for the Subject Policies; and (ii) no consent, approval, exemption or authorization of any other person, is required to be obtained by the Company in connection with the Company's execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         Section 5.4. Ratings. As of the date of this Agreement, the Permitted Designees consist of two New York licensed insurance companies which are rated A- by A.M. Best and a New York licensed insurance company rated B++ by A.M. Best. The Company agrees that for so long as no New York licensed insurance company Affiliate rated A- or better is available to the Company for renewal of the Subject Policies, it shall make available all of the Permitted Designees referenced above for renewal of the Subject Policies.

                                  ARTICLE VI.

                                 NONCOMPETITION

         Section 6.1. One Beacon Group's and Sellers' Agreement Not to Compete. OneBeacon Group and each Seller hereby covenants and agrees, subject to the exceptions in Section 6.3, that for a period of two (2) years from the Non-Renewal Date:

              (a) Neither it nor any of its majority owned subsidiaries shall market, underwrite or issue to any of the Contractholders any policies of insurance which would have been Subject Policies if in effect on the date hereof and if produced by an agent listed on Schedule C, except as contemplated by
Section 2.1 above.

              (b) Neither it nor any of its majority owned subsidiaries shall, directly or indirectly, solicit for employment or hire or appoint any agents terminated by it pursuant to Section 2.3.

              (c) Neither it nor any of its majority owned subsidiaries shall provide to any Person, including without limitation, any current or future Affiliate not party to this Agreement, any data or other information provided by it to the Company or any Permitted Designee pursuant to the terms of this Agreement, including without limitation, pursuant to the provisions of Schedule E hereto.



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         Section 6.2. Company's Agreement Not to Compete. The Company agrees that for a period of two (2) years from the Non-Renewal Date neither it nor its majority owned subsidiaries will renew, rewrite or replace any insurance policies produced before the Non-Renewal Date by the Overlap Agents which (i) were written by Atlantic Specialty Insurance Company or Atlantic Mutual Insurance Company or Centennial Insurance Company and reinsured by the Sellers,
(ii) are OnePac policies (the Sellers' small business package product) or are additional policies written for OnePac policyholders in conjunction with the issuance of policies that qualify for OnePac or (iii) are monoline inland marine policies; provided, that the foregoing shall not apply to insurance policies produced by Overlap Agents that as of the date hereof are agents of the Company or its majority owned subsidiaries.

         Section 6.3. Acquisition Exception. Notwithstanding any other provisions of this Agreement to the contrary, the provisions of Section 6.1(b) shall not prohibit OneBeacon Group or Sellers from acquiring ownership or management control of any insurance company or other risk bearing insurance entity having a pre-existing agency relationship with one of the agents terminated by it pursuant to Section 2.3, provided that the foregoing shall not release Sellers from their obligations pursuant to Section 6.1(a) above.

                                  ARTICLE VII.

                            COVENANTS AND AGREEMENTS

         Section 7.1. Expenses. The parties to this Agreement shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby.

         Section 7.2. Right to Inspect. Prior to December 1, 2008, Sellers shall be entitled, through its representatives, to make such examination of the books and records of the Company and the Permitted Designees including the amount of direct written premium generated by the Subject Policies to the extent that such access may be reasonably required by Sellers to verify payments due under this Agreement; provided, however, a representative of the Company shall have the right to be present during any such examination. Any such examination shall be conducted during normal business hours and upon reasonable prior notice to the Company. Any information obtained by Sellers or its representatives pursuant to this Section 7.2 shall be held in strict confidence from any Person unless compelled to be disclosed by judicial or administrative process or by other requirements of applicable Law and shall not be used for any other purpose.

         Section 7.3. Further Assurances. Each of the parties, without further consideration, shall execute such documents and other papers, and take such further actions, as may be reasonably required or desirable or required under state insurance laws to effectuate the provisions hereof and the transactions contemplated hereby. The parties agree and understand that they must comply with any applicable insurance laws and regulations, including any necessary regulatory approvals, and will cooperate to comply with any such requirements in order to facilitate this transaction.



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         Section 7.4. Publicity. Except as may otherwise be required by Law
(including, without limitation, the filing of registration statements and periodic and other reports with the Securities and Exchange Commission or other Governmental Entities concerning the transactions contemplated by this Agreement) or the rules of any applicable stock exchange, no release or announcement concerning this Agreement or the transactions contemplated hereby, shall be made without advance written approval thereof by Sellers and the Company, which approval shall not be unreasonably conditioned, delayed or withheld. As respects releases and announcements required to be made by Law, each party shall use commercially reasonable efforts to give the other party advance written notice of such releases and announcements. All parties shall cooperate with each other in making any release or announcement.

                                 ARTICLE VIII.

                                 INDEMNIFICATION

         Section 8.1. Indemnification by OneBeacon Group and Sellers. OneBeacon Group and Sellers hereby agree to indemnify the Company against (and agree to hold it harmless from) any and all damage, loss, liability and expense (including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation in connection with any action, suit or proceeding) incurred or suffered by the Company, arising out of: (i) any misrepresentation or breach of warranty, covenant or agreement pursuant to this Agreement by OneBeacon Group or Sellers, provided, that OneBeacon Group and Sellers shall have no obligation to indemnify the Company for any third party claim in respect of securities laws violations or alleged securities laws violations arising out of the initial public offering of the Company's common stock currently under registration with the U.S. Securities and Exchange Commission, provided further, however, that the foregoing proviso shall not limit the liability of OneBeacon Group or Sellers for gross negligence, willful misconduct or fraud; (ii) the obligations of Sellers to the Contractholders with respect to the Subject Policies written by Sellers; (iii) any claim by any present or former employee of OneBeacon Group or Sellers arising out of the employment of such employee or the termination thereof by OneBeacon Group, any Seller or any Affiliate thereof; and (iv) any claim by any present or former agent of OneBeacon Group or Sellers arising out of the agency relationship of such agent with OneBeacon Group or any Seller or the termination thereof, except to the extent that such claim results from the actions of the Company in violation of this Agreement or otherwise not contemplated by this Agreement.

         Section 8.2. Indemnification by the Company. The Company hereby agrees to indemnify OneBeacon Group and Sellers against (and agrees to hold them harmless from) any and all damage, loss, liability and expense (including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation in connection with any action, suit or proceeding) incurred or suffered by OneBeacon Group or Sellers, arising out of: (i) any misrepresentation or breach of warranty, covenant or agreement pursuant to this Agreement by the Company; (ii) the obligations of the Permitted Designees with regards to the policies issued by the Permitted Designees as renewals of the Subject Policies; (iii) any claim by any present or former employee of OneBeacon Group, Sellers or any Affiliate thereof arising out of the employment of such employee by the Company, to the extent that such claim results from the actions of the Company with regards to such employee, excluding claims for severance or other benefits from OneBeacon Group, Sellers or their Affiliates based on prior service with OneBeacon Group, Sellers or their Affiliates; or (iv) any third party claim in respect of securities laws violations or alleged securities laws violations arising out of the initial public offering of the Company's common stock currently under registration with the U.S. Securities and Exchange Commission, provided that the foregoing shall not limit the liability of OneBeacon Group or Sellers for gross negligence, willful misconduct or fraud.

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                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         Section 9.1. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

              (a) by hand (in which case, it will be effective upon delivery);

              (b) by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

              (c) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service);

in each case, to the address (or facsimile number) listed below:

         If to the Seller, to it at:

              OneBeacon Insurance Company
              OneBeacon Street
              Boston, MA 02108
              Tel: (617) 725-7171
              Fax: (617) 725-7177
              Attn: Roger M. Singer, Senior Vice President and General Counsel

         If to the Company, to it at:

              Tower Group Companies
              120 Broadway
              14th Floor
              New York, NY 10271-1699
              Tel: (212) 655-5005
              Fax: (212) 655-2199
              Attn: Steven G. Fauth, Senior Vice President and General Counsel

Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 9 to each of the other parties hereto.

         Section 9.2. No Consequential, Incidental or Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES FOR ANY REASON; PROVIDED, THAT THE FOREGOING EXCLUSION OF CONSEQUENTIAL DAMAGES SHALL NOT OPERATE OR BE CONSTRUED SO AS TO PREVENT OR PROHIBIT A PARTY FROM RECOVERING ACTUAL, DIRECT DAMAGES ARISING ON ACCOUNT OF CLAIMS FROM THIRD PARTIES FOR WHICH INDEMNIFICATION IS AVAILABLE PURSUANT TO THE TERMS OF ARTICLE VIII HEREOF.

         Section 9.3. Succession and Assignment; No Third-Party Beneficiary. Subject to the immediately following sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns will be deemed to be a party hereto for all purposes hereof. No party may assign, delegate or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that the Company shall be permitted to use from time to time one or more of its insurance company Affiliates or any insurance company for which the Company or its subsidiaries has underwriting authority (each, a "Permitted Designee") for purposes of writing renewals of the Subject Policies and otherwise performing its obligations and exercising its rights hereunder. Except as expressly provided herein, this Agreement is for the sole benefit of the parties and their permitted successors and assignees and nothing herein expressed or implied will give or be construed to give any person, other than the parties and such successors and assignees, any legal or equitable rights hereunder.

         Section 9.4. Amendments and Waivers. No amendment or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by Sellers and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No waiver by any party of any breach or violation or, default under or inaccuracy in any representation, warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

         Section 9.5. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto.

         Section 9.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Agreement will become effective when duly executed and delivered by each party hereto.

         Section 9.7. Severability. If any term or other provision of this Agreement is invalid or illegal, all other conditions and provisions of this Agreement nevertheless will remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid or illegal, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible without adverse economic effect or other material adverse effect upon either party.

         Section 9.8. Headings. The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

         Section 9.9. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         Section 9.10. Governing Law. This Agreement, the rights of the parties and all actions arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         Section 9.11. Arbitration. The parties will submit to binding arbitration any dispute under or with respect to this Agreement except that in connection with seeking injunctive relief the parties will be free to seek such relief in accordance with Section 9.12(a). In any such arbitration, each party will have the right to appoint one arbitrator. The expenses and fees of a party-appointed arbitrator will be paid by the party appointing such arbitrator. The third arbitrator will be provided by JAMS/ENDISPUTE and will be mutually acceptable to the parties, and such arbitrator will preside over the matter. Any such arbitration will take place in the Borough of Manhattan, New York, and be conducted in accordance with the then existing Arbitration Rules of JAMS/ENDISPUTE. All decisions rendered by the arbitrators shall be final, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof and shall not be subject to appeal. The requirement to submit disputes to binding arbitration will not apply to any action for injunctive relief.

         Section 9.12. Jurisdiction; Venue; Service of Process.

              (a) Jurisdiction. Subject to the provisions of Section 9.11, each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court located in the Southern District of the State of New York (or, if notwithstanding the provisions of this Section 9.12(a) such court does not have jurisdiction, the state courts of the State of New York) for the purpose of any action between the parties arising in whole or in part under or in connection with this Agreement,
(ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such action other than before the United States District Court located in the Southern District of the State of New York (or, if notwithstanding the provisions of this Section 9.12(a) such court does not have jurisdiction, the state courts of the State of New York). Notwithstanding the previous sentence, a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

              (b) Venue. Each party agrees that for any Action between the parties arising in whole or in part under or in connection with this Agreement, such party will bring actions only in the Borough of Manhattan. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

              (c) Service of Process. Each party hereby (i) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by New York law,
(ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.1, will constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

         Section 9.13. Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

         Section 9.14. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT ANY MATTER WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         Section 9.15. Survival of Representations and Warranties. Each such representation and warranty by the parties hereunder shall survive the date hereof. No party has any right to rely upon any representations or warranties of the other party other than the representations and warranties contained herein.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.


                            ONEBEACON INSURANCE GROUP LLC

                            By
                              ------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            ONEBEACON INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            ONEBEACON AMERICA INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            PENNSYLVANIA GENERAL INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            NORTHERN ASSURANCE COMPANY OF AMERICA

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            EMPLOYER'S FIRE INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            HOMELAND INSURANCE COMPANY OF NEW YORK

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            PG INSURANCE COMPANY OF NEW YORK

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            CAMDEN FIRE INSURANCE ASSOCIATION

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            AMERICAN EMPLOYER'S INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            ONEBEACON MIDWEST INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            YORK INSURANCE COMPANY OF MAINE

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            AMERICAN CENTRAL INSURANCE COMPANY

                            By
                              -------------------------------------------------
                            Name: Roger M. Singer
                            Title: Senior Vice President

                            TOWER GROUP, INC.

                            By
                              -------------------------------------------------
                            Name: Michael H. Lee
                            Title:  President and Chief Executive Officer

                                   SCHEDULE A

                       OneBeacon Group Subsidiary Parties


         OneBeacon Insurance Company

         OneBeacon America Insurance Company

         Pennsylvania General Insurance Company

         Northern Assurance Company of America

         Employer's Fire Insurance Company

         Homeland Insurance Company of New York

         PG Insurance Company of New York

         Camden Fire Insurance Association

         American Employer's Insurance Company

         OneBeacon Midwest Insurance Company

         York Insurance Company of Maine

         American Central Insurance Company

                                   SCHEDULE B


                 NY COMMERCIAL LINES AGENTS -- "OVERLAP AGENTS"

----------------------------------------------------------------------------------------------------------------------
"RELATIONSHIP" (ABOVE MC)           PRODUCERS ("DOING BUSINESS AS")                    CITY             STATE  ZIP CODE
----------------------------------------------------------------------------------------------------------------------
3-S Agencies Inc.                   DOMINICK FALCONE AGENCY INC            SYRACUSE                     NY     13203
----------------------------------------------------------------------------------------------------------------------
A.C. Edwards                        A.C. EDWARDS INC                       SAYVILLE                     NY     11782
----------------------------------------------------------------------------------------------------------------------
Alliance Brokerage Corp.            ALLIANCE BROKERAGE CORP                WESTBURY                     NY     11590
----------------------------------------------------------------------------------------------------------------------
Amrock Assoc LLC                    THE AMERISC CORPORATION                GARDEN CITY                  NY     11530
                                    AMROCK ASSOCIATES, LLC                 NEW CITY                     NY     10956
                                    ALFRED F CYPES & CO INC                NANUET                       NY     10954
----------------------------------------------------------------------------------------------------------------------
Bauer-Crowley Inc.                  BAUER-CROWLEY INC                      SPARKILL                     NY     10976
----------------------------------------------------------------------------------------------------------------------
                                    LYDECKER AGENCY INC                    NYACK                        NY     10960
----------------------------------------------------------------------------------------------------------------------
Bradley & Parker                    BRADLEY & PARKER, INC                  SYOSSET                      NY     11791
----------------------------------------------------------------------------------------------------------------------
Briceland Agency Inc.               BRICELAND AGENCY                       BUFFALO                      NY     14221
                                    GENERAL BUSINESS INSURANCE AGE         NO. SYRACUSE                 NY     13212
                                    E.F. KAUL AGENCY INC                   WILLIAMSVILLE                NY     14221
----------------------------------------------------------------------------------------------------------------------
Brooks-Waterburn Corp               BROOKS-WATERBURN CORP                  WESTBURY                     NY     11590
----------------------------------------------------------------------------------------------------------------------
Brown & Brown of NY Inc.            BROWN & BROWN OF NEW YORK INC          JAMESTOWN                    NY     14701
                                    BROWN & BROWN OF NEW YORK INC          ROCHESTER                    NY     14604
                                    BROWN & BROWN OF NEW YORK INC          WOLCOTT                      NY     14590
                                    BROWN & BROWN OF NEW YORK INC          WILLIAMSVILLE                NY     14221
                                    BROWN & BROWN OF NEW YORK INC          CLIFTON PARK                 NY     12065
                                    BROWN & BROWN OF NEW YORK INC          ENDICOTT                     NY     13760
----------------------------------------------------------------------------------------------------------------------
C B S Coverage Group Inc.           C B S COVERAGE GROUP INC               PLAINVIEW                    NY     11803
                                    THE WESTHAMPTON AGENCY INC             WESTHAMPTON                  NY     11978
----------------------------------------------------------------------------------------------------------------------
Capital Bauer Insurance Agency      CAPITAL BAUER INSURANCE AGENCY         ALBANY                       NY     12212
----------------------------------------------------------------------------------------------------------------------
Cesar Group Inc.                    THE CESAR GROUP INC                    CHEEKTOWAGA                  NY     14225
----------------------------------------------------------------------------------------------------------------------
CLG Financial                       CLG FINANCIAL                          NANUET                       NY     10954
                                    CLG FINANCIAL                          NANUET                       NY     10954
                                    CLG FINANCIAL       (NCA ASSOC         NANUET                       NY     10954
----------------------------------------------------------------------------------------------------------------------
Combined Financial Services         COMBINED FINANCIAL SERVICES, I         SILVER CREEK                 NY     14136
                                    M & W AGENCY INC                       ANGOLA                       NY     14006
                                    MAYVILLE TREMAINE, INC                 MAYVILLE                     NY     14757
                                    RICHARDSON & STOUT INC                 WELLSVILLE                   NY     14895
                                    SLONE-MELHUISH & COMPANY               JAMESTOWN                    NY     14701
                                    TOMPKINS INSURANCE AGENCIES IN         ALDEN                        NY     14004
                                    TOMPKINS INSURANCE AGENCIES IN         BATAVIA                      NY     14020
                                    TOMPKINS INSURANCE AGENCIES IN         ATTICA                       NY     14011
                                    TOMPKINS INSURANCE AGENCIES IN         WARSAW                       NY     14569
                                    TOMPKINS INSURANCE AGENCIES IN         LEROY                        NY     14482
                                    YOUNGS & LINFOOT INC                   GENESEO                      NY     14454
----------------------------------------------------------------------------------------------------------------------
Cook, Hall & Hyde                   COOK, HALL & HYDE INC                  BETHPAGE                     NY     11714
----------------------------------------------------------------------------------------------------------------------
Cool Insuring                       COOL INSURING AGENCY, INC              LATHAM                       NY     12110
----------------------------------------------------------------------------------------------------------------------
Deremer Tog Agency                  DEREMER-TOG AGENCY, INC                GARDEN CITY                  NY     11530
----------------------------------------------------------------------------------------------------------------------
DeWitt Stern Group                  DEWITT STERN GROUP INC                 NEW YORK                     NY     10170
                                    DEWITT STERN IMPERATORE LTD            WEEHAWKEN                    NJ     70860
----------------------------------------------------------------------------------------------------------------------
Edward Lewis & Sons                 EDWARD LEWIS & SONS LTD                WESTBURY                     NY     11590
----------------------------------------------------------------------------------------------------------------------
Foa & Son Corp                      FOA & SON CORPORATION                  MITCHELL FIELD               NY     11553
----------------------------------------------------------------------------------------------------------------------
Frank H Reis, Inc.                  FRANK H. REIS, INC                     KINGSTON                     NY     12401
----------------------------------------------------------------------------------------------------------------------
                                    FRANK H, REIS, INC                     KINGSTON                     NY     12401
----------------------------------------------------------------------------------------------------------------------
Gilroy, Kernan & Gilroy             GILROY, KERNAN & GILROY, INC           NEW HARTFORD                 NY     13413
----------------------------------------------------------------------------------------------------------------------
Hagedorn & Company                  HAGEDORN & COMPANY                     OSSINING                     NY     10562
                                    HAGEDORN & COMPANY                     NEW YORK                     NY     10005
----------------------------------------------------------------------------------------------------------------------
Halland Companies LLC               THE HALLAND COMPANIES LLC              PLAINVIEW                    NY     11803
----------------------------------------------------------------------------------------------------------------------
Hatch Leonard Naples Inc.           HATCH LEONARD NAPLES, INC              ROCHESTER                    NY     14623
----------------------------------------------------------------------------------------------------------------------
Haylor Freyer & Coon                HAYLOR, FREYER & COON, INC             SYRACUSE                     NY     13221
----------------------------------------------------------------------------------------------------------------------
Herbert L. Jamison & Co., LLC       HERBERT L. JAMISON & CO LLC            NEW YORK                     NY     10004
----------------------------------------------------------------------------------------------------------------------
HILB, Rogal & Hamilton Co of NY     HILB, ROGAL & HAMILTON CO OF N         NEW YORK                     NY     10017
                                    HILB, ROGAL & HAMILTON CO OF U         BUFFALO                      NY     14202
----------------------------------------------------------------------------------------------------------------------
Lawley Service                      LAWLEY SERVICES INC                    BUFFALO                      NY     14202
                                    LAWLEY-ANDOLINA LLC                    ROCHESTER                    NY     14607
                                    LAWLEY-GENESEE LLC                     BATAVIA                      NY     14021
                                    LAWLEY-RICHWOOD LLC                    HAWTHORNE                    NY     10532
                                    LAWLEY-TRADITION LLC                   FREDONIA                     NY     14063
                                    LAWLEY-VIVACQUA LLC                    AMHERST                      NY     14226
----------------------------------------------------------------------------------------------------------------------
Mang Insurance Agency               MANG-SHOLES INSURANCE AGENCY           WALTON                       NY     13856
                                    MANG-WILBER LLC                        ONEONTA                      NY     13820
                                    MANG INSURANCE AGENCY                  SIDNEY                       NY     13838
----------------------------------------------------------------------------------------------------------------------
Marsh USA Inc.                      MARSH USA INC                          PITTSFORD                    NY     14534
----------------------------------------------------------------------------------------------------------------------
                                    MARSH USA INC                          NEW YORK                     NY     10036
----------------------------------------------------------------------------------------------------------------------
Marshall & Sterling                 MARSHALL AND STERLING, INC.(P)         POUGHKEEPSIE                 NY     12601
                                    MARSHALL & STERLING UPSTATE, I         GLENVILLE                    NY     12302
                                    GEORGE T. WHALEN, INC.,DIV. M          MILLBROOK                    NY     12545
----------------------------------------------------------------------------------------------------------------------
MaryJane M. Eisnor                  MARYJANE M. EISNOR                     CLARK MILLS                  NY     13321
----------------------------------------------------------------------------------------------------------------------
Matthews Bartlett & Dedecker        MATTHEWS, BARTLETT & DEDECKER          BUFFALO                      NY     14202
----------------------------------------------------------------------------------------------------------------------
Nackley Agency Inc.                 NACKLEY AGENCY INC                     UTICA                        NY     13502
----------------------------------------------------------------------------------------------------------------------
Rose & Kiernan                      ROSE & KIERNAN, INC                    EAST GREENBUSH               NY     12061
----------------------------------------------------------------------------------------------------------------------
Rosol Agency Inc.                   ROSOL AGENCY INC                       WHITE PLAINS                 NY     10602
----------------------------------------------------------------------------------------------------------------------
Russo Picciurro Maloy               RUSSO PICCIURRO MALOY                  STATEN ISLAND                NY     10314
                                    RUSSO PICCIURRO MALOY                  STATEN ISLAND                NY     10314
----------------------------------------------------------------------------------------------------------------------
S.K. Streisand Agency               S.K. STREISAND AGENCY LTD              PLAINVIEW                    NY     11803
----------------------------------------------------------------------------------------------------------------------
Seigerman-Mulvey Co. Inc.           SEIGERMAN-MULVEY CO. INC               EAST SETAUKET                NY     11733
----------------------------------------------------------------------------------------------------------------------
Signature Group LLC                 THE BAUMANN AGENCY INC                 GARDEN CITY                  NY     11530
                                    THE SIGNATURE GROUP LLC                GARDEN CITY                  NY     11530
----------------------------------------------------------------------------------------------------------------------
SKCG Group Inc.                     PELL & ASSOCIATES                      WEST NYACK                   NY     10994
                                    PELL & ASSOCIATES                      WEST NYACK                   NY     10994
                                    SKCG GROUP INC                         WHITE PLAINS                 NY     10601
----------------------------------------------------------------------------------------------------------------------
The Treiber Group, LLC              TREIBER AGENCY GROUP LLC               GARDEN CITY                  NY     11530
                                    THE TREIBER GROUP, LLC                 GARDEN CITY                  NY     11530
----------------------------------------------------------------------------------------------------------------------
USI Northeast Inc                   USI NORTHEAST, INC                     BRIARCLIFF MANOR             NY     10510
----------------------------------------------------------------------------------------------------------------------
Vanguard                            BAILEY, HASKELL & LALONDE AGEN         CANASTOTA                    NY     13032
                                    BAILEY, HASKELL & LALONDE AGEN         CANASTOTA                    NY     13032
                                    JOHN C. DELBUONO INC                   UTICA                        NY     13501
                                    ROBERT A DICKS JR INC                  NEW YORK MILLS               NY     13417
                                    DUNN AGENCY                            CLINTON                      NY     13323
                                    MAHER AGENCY, INC                      MARCELLUS                    NY     13108
                                    JAMES P. REAGAN AGENCY INC             MARCELLUS                    NY     13108
                                    SANNY, INC                             CANASTOTA                    NY     13032
                                    VANGUARD RISK MANAGERS INC             MARCELLUS                    NY     13108
----------------------------------------------------------------------------------------------------------------------
Wesfair Agency Inc.                 NEW HACKENSACK AGENCY, INC             WAPPINGER FALLS              NY     12590
                                    WESFAIR AGENCY, INC                    CHAPPAQUA                    NY     10514
----------------------------------------------------------------------------------------------------------------------
Whitmore Group Ltd                  THE WHITMORE GROUP LTD                 GARDEN CITY                  NY     11530
----------------------------------------------------------------------------------------------------------------------
Young Agency                        THE YOUNG AGENCY INC                   SYRACUSE                     NY     13204
----------------------------------------------------------------------------------------------------------------------
Zaloom Associates Inc.              ZALOOM ASSOCIATES, INC                 NEW YORK                     NY     10038
----------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE C

NY COMMERCIAL LINES AGENTS -- TO TOWER AND "OVERLAP"

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    OVERLAP   CITY                 STATE      ZIP
"RELATIONSHIP" (ABOVE MC)                  PRODUCERS ("DOING BUSINESS AS")         PRODUCER                                  CODE
                                                                                     CODES
------------------------------------------------------------------------------------------------------------------------------------
3-S Agencies Inc.                          DOMINICK FALCONE AGENCY INC              Overlap   SYRACUSE               NY       13203
------------------------------------------------------------------------------------------------------------------------------------
A.C. Edwards                               A.C. EDWARDS INC                         Overlap   SAYVILLE               NY       11782
------------------------------------------------------------------------------------------------------------------------------------
Alliance Brokerage Corp.                   ALLIANCE BROKERAGE CORP                  Overlap   WESTBURY               NY       11590
------------------------------------------------------------------------------------------------------------------------------------
Amrock Assoc LLC                           THE AMERISC CORPORATION                  Overlap   GARDEN CITY            NY       11530
                                           AMROCK ASSOCIATES, LLC                   Overlap   NEW CITY               NY       10956
                                           ALFRED F CYPES & CO INC                  Overlap   NANUET                 NY       10954
------------------------------------------------------------------------------------------------------------------------------------
Bauer-Crowley Inc.                         BAUER-CROWLEY INC                        Overlap   SPARKILL               NY       10976
                                           LYDECKER AGENCY INC                      Overlap   NYACK                  NY       10960
------------------------------------------------------------------------------------------------------------------------------------
Bradley & Parker                           BRADLEY & PARKER, INC                    Overlap   SYOSSET                NY       11791
------------------------------------------------------------------------------------------------------------------------------------
Briceland Agency Inc.                      BRICELAND AGENCY                         Overlap   BUFFALO                NY       14221
                                           GENERAL BUSINESS INSURANCE AGE           Overlap   NO. SYRACUSE           NY       13212
                                           E.F. KAUL AGENCY INC                     Overlap   WILLIAMSVILLE          NY       14221
------------------------------------------------------------------------------------------------------------------------------------
Brooks-Waterburn Corp                      BROOKS-WATERBURN CORP                    Overlap   WESTBURY               NY       11590
------------------------------------------------------------------------------------------------------------------------------------
Brown & Brown of NY Inc.                   BROWN & BROWN OF NEW YORK INC            Overlap   JAMESTOWN              NY       14701
                                           BROWN & BROWN OF NEW YORK INC            Overlap   ROCHESTER              NY       14604
                                           BROWN & BROWN OF NEW YORK INC            Overlap   WOLCOTT                NY       14590
                                           BROWN & BROWN OF NEW YORK INC            Overlap   WILLIAMSVILLE          NY       14221
                                           BROWN & BROWN OF NEW YORK INC            Overlap   CLIFTON PARK           NY       12065
                                           BROWN & BROWN OF NEW YORK INC            Overlap   ENDICOTT               NY       13760
------------------------------------------------------------------------------------------------------------------------------------
Capital Bauer Insurance Agency             CAPITAL BAUER INSURANCE AGENCY           Overlap   ALBANY                 NY       12212
------------------------------------------------------------------------------------------------------------------------------------
C B S Coverage Group Inc.                  C B S COVERAGE GROUP INC                 Overlap   PLAINVIEW              NY       11803
                                           THE WESTHAMPTON AGENCY INC               Overlap   WESTHAMPTON            NY       11978
------------------------------------------------------------------------------------------------------------------------------------
Cesar Group Inc.                           THE CESAR GROUP INC                      Overlap   CHEEKTOWAGA            NY       14225
------------------------------------------------------------------------------------------------------------------------------------
CLG Financial                              CLG FINANCIAL                            Overlap   NANUET                 NY       10954
                                           CLG FINANCIAL                            Overlap   NANUET                 NY       10954
                                           CLG FINANCIAL       (NCA ASSOC           Overlap   NANUET                 NY       10954
------------------------------------------------------------------------------------------------------------------------------------
Combined Financial Services                COMBINED FINANCIAL SERVICES, I           Overlap   SILVER CREEK           NY       14136
                                           M & W AGENCY INC                         Overlap   ANGOLA                 NY       14006
                                           MAYVILLE TREMAINE, INC                   Overlap   MAYVILLE               NY       14757
                                           RICHARDSON & STOUT INC                   Overlap   WELLSVILLE             NY       14895
                                           SLONE-MELHUISH & COMPANY                 Overlap   JAMESTOWN              NY       14701
                                           TOMPKINS INSURANCE AGENCIES IN           Overlap   ALDEN                  NY       14004
                                           TOMPKINS INSURANCE AGENCIES IN           Overlap   BATAVIA                NY       14020
                                           TOMPKINS INSURANCE AGENCIES IN           Overlap   ATTICA                 NY       14011
                                           TOMPKINS INSURANCE AGENCIES IN           Overlap   WARSAW                 NY       14569
                                           TOMPKINS INSURANCE AGENCIES IN           Overlap   LEROY                  NY       14482
                                           YOUNGS & LINFOOT INC                     Overlap   GENESEO                NY       14454
------------------------------------------------------------------------------------------------------------------------------------
Cook, Hall & Hyde                          COOK, HALL & HYDE INC                    Overlap   BETHPAGE               NY       11714
------------------------------------------------------------------------------------------------------------------------------------
Cool Insuring                              COOL INSURING AGENCY, INC                Overlap   LATHAM                 NY       12110
------------------------------------------------------------------------------------------------------------------------------------
Deremer Tog Agency                         DEREMER-TOG AGENCY, INC                  Overlap   GARDEN CITY            NY       11530
------------------------------------------------------------------------------------------------------------------------------------
DeWitt Stern Group                         DEWITT STERN GROUP INC                   Overlap   NEW YORK               NY       10170
                                           DEWITT STERN IMPERATORE LTD              Overlap   WEEHAWKEN              NJ       70860
------------------------------------------------------------------------------------------------------------------------------------
Edward Lewis & Sons                        EDWARD LEWIS & SONS LTD                  Overlap   WESTBURY               NY       11590
------------------------------------------------------------------------------------------------------------------------------------
Foa & Son Corp                             FOA & SON CORPORATION                    Overlap   MITCHELL FIELD         NY       11553
------------------------------------------------------------------------------------------------------------------------------------
Frank H Reis, Inc.                         FRANK H. REIS, INC                       Overlap   KINGSTON               NY       12401
                                           FRANK H, REIS, INC                       Overlap   KINGSTON               NY       12401
------------------------------------------------------------------------------------------------------------------------------------
Gilroy, Kernan & Gilroy                    GILROY, KERNAN & GILROY, INC             Overlap   NEW HARTFORD           NY       13413
------------------------------------------------------------------------------------------------------------------------------------
Hagedorn & Company                         HAGEDORN & COMPANY                       Overlap   OSSINING               NY       10562
                                           HAGEDORN & COMPANY                       Overlap   NEW YORK               NY       10005
------------------------------------------------------------------------------------------------------------------------------------
Halland Companies LLC                      THE HALLAND COMPANIES LLC                Overlap   PLAINVIEW              NY       11803
------------------------------------------------------------------------------------------------------------------------------------
Hatch Leonard Naples Inc.                  HATCH LEONARD NAPLES, INC                Overlap   ROCHESTER              NY       14623
------------------------------------------------------------------------------------------------------------------------------------
Haylor Freyer & Coon                       HAYLOR, FREYER & COON, INC               Overlap   SYRACUSE               NY       13221
------------------------------------------------------------------------------------------------------------------------------------
Herbert L. Jamison & Co., LLC              HERBERT L. JAMISON & CO LLC              Overlap   NEW YORK               NY       10004
------------------------------------------------------------------------------------------------------------------------------------
HILB, Rogal & Hamilton Co of NY            HILB, ROGAL & HAMILTON CO OF N           Overlap   NEW YORK               NY       10017
                                           HILB, ROGAL & HAMILTON CO OF U           Overlap   BUFFALO                NY       14202
------------------------------------------------------------------------------------------------------------------------------------
Lawley Service                             LAWLEY SERVICES INC                      Overlap   BUFFALO                NY       14202
                                           LAWLEY-ANDOLINA LLC                      Overlap   ROCHESTER              NY       14607
                                           LAWLEY-GENESEE LLC                       Overlap   BATAVIA                NY       14021
                                           LAWLEY-RICHWOOD LLC                      Overlap   HAWTHORNE              NY       10532
                                           LAWLEY-TRADITION LLC                     Overlap   FREDONIA               NY       14063
                                           LAWLEY-VIVACQUA LLC                      Overlap   AMHERST                NY       14226
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Mang Insurance Agency                      MANG-SHOLES INSURANCE AGENCY             Overlap   WALTON                 NY       13856
                                           MANG-WILBER LLC                          Overlap   ONEONTA                NY       13820
                                           MANG INSURANCE AGENCY                    Overlap   SIDNEY                 NY       13838
------------------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc.                             MARSH USA INC                            Overlap   PITTSFORD              NY       14534
                                           MARSH USA INC                            Overlap   NEW YORK               NY       10036
------------------------------------------------------------------------------------------------------------------------------------
Marshall & Sterling                        MARSHALL AND STERLING, INC.(P)           Overlap   POUGHKEEPSIE           NY       12601
                                           MARSHALL & STERLING UPSTATE, I           Overlap   GLENVILLE              NY       12302
                                           GEORGE T. WHALEN, INC.,DIV. M            Overlap   MILLBROOK              NY       12545
------------------------------------------------------------------------------------------------------------------------------------
MaryJane M. Eisnor                         MARYJANE M. EISNOR                       Overlap   CLARK MILLS            NY       13321
------------------------------------------------------------------------------------------------------------------------------------
Matthews Bartlett & Dedecker               MATTHEWS, BARTLETT & DEDECKER            Overlap   BUFFALO                NY       14202
------------------------------------------------------------------------------------------------------------------------------------
Nackley Agency Inc.                        NACKLEY AGENCY INC                       Overlap   UTICA                  NY       13502
------------------------------------------------------------------------------------------------------------------------------------
Rose & Kiernan                             ROSE & KIERNAN, INC                      Overlap   EAST GREENBUSH         NY       12061
------------------------------------------------------------------------------------------------------------------------------------
Rosol Agency Inc.                          ROSOL AGENCY INC                         Overlap   WHITE PLAINS           NY       10602
------------------------------------------------------------------------------------------------------------------------------------
Russo Picciurro Maloy                      RUSSO PICCIURRO MALOY                    Overlap   STATEN ISLAND          NY       10314
                                           RUSSO PICCIURRO MALOY                    Overlap   STATEN ISLAND          NY       10314
------------------------------------------------------------------------------------------------------------------------------------
S.K. Streisand Agency                      S.K. STREISAND AGENCY LTD                Overlap   PLAINVIEW              NY       11803
------------------------------------------------------------------------------------------------------------------------------------
Seigerman-Mulvey Co. Inc.                  SEIGERMAN-MULVEY CO. INC                 Overlap   EAST SETAUKET          NY       11733
------------------------------------------------------------------------------------------------------------------------------------
Signature Group LLC                        THE BAUMANN AGENCY INC                   Overlap   GARDEN CITY            NY       11530
                                           THE SIGNATURE GROUP LLC                  Overlap   GARDEN CITY            NY       11530
------------------------------------------------------------------------------------------------------------------------------------
SKCG Group Inc.                            PELL & ASSOCIATES                        Overlap   WEST NYACK             NY       10994
                                           PELL & ASSOCIATES                        Overlap   WEST NYACK             NY       10994
                                           SKCG GROUP INC                           Overlap   WHITE PLAINS           NY       10601
------------------------------------------------------------------------------------------------------------------------------------
The Treiber Group, LLC                     TREIBER AGENCY GROUP LLC                 Overlap   GARDEN CITY            NY       11530
                                           THE TREIBER GROUP, LLC                   Overlap   GARDEN CITY            NY       11530
------------------------------------------------------------------------------------------------------------------------------------
USI Northeast Inc                          USI NORTHEAST, INC                       Overlap   BRIARCLIFF MANOR       NY       10510
------------------------------------------------------------------------------------------------------------------------------------
Vanguard                                   BAILEY, HASKELL & LALONDE AGEN           Overlap   CANASTOTA              NY       13032
                                           BAILEY, HASKELL & LALONDE AGEN           Overlap   CANASTOTA              NY       13032
                                           JOHN C. DELBUONO INC                     Overlap   UTICA                  NY       13501
                                           ROBERT A DICKS JR INC                    Overlap   NEW YORK MILLS         NY       13417
                                           DUNN AGENCY                              Overlap   CLINTON                NY       13323
                                           MAHER AGENCY, INC                        Overlap   MARCELLUS              NY       13108
------------------------------------------------------------------------------------------------------------------------------------
                                           JAMES P. REAGAN AGENCY INC               Overlap   MARCELLUS              NY       13108
------------------------------------------------------------------------------------------------------------------------------------
                                           SANNY, INC                               Overlap   CANASTOTA              NY       13032
------------------------------------------------------------------------------------------------------------------------------------
                                           VANGUARD RISK MANAGERS INC               Overlap   MARCELLUS              NY       13108
------------------------------------------------------------------------------------------------------------------------------------
Wesfair Agency Inc.                        NEW HACKENSACK AGENCY, INC               Overlap   WAPPINGER FALLS        NY       12590
                                           WESFAIR AGENCY, INC                      Overlap   CHAPPAQUA              NY       10514
------------------------------------------------------------------------------------------------------------------------------------
Whitmore Group Ltd                         THE WHITMORE GROUP LTD                   Overlap   GARDEN CITY            NY       11530
------------------------------------------------------------------------------------------------------------------------------------
Young Agency                               THE YOUNG AGENCY INC                     Overlap   SYRACUSE               NY       13204
------------------------------------------------------------------------------------------------------------------------------------
Zaloom Associates Inc.                     ZALOOM ASSOCIATES, INC                   Overlap   NEW YORK               NY       10038
------------------------------------------------------------------------------------------------------------------------------------

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3-S Agencies Inc.                          3-S AGENCIES INC                                   PENN YAN               NY       14527
                                           E.F. ASHLEY COMPANY                                PITTSFORD              NY       14534
                                           BEAUMONT & STORK INC                               HAMMONDSPORT           NY       14840
                                           CASSETTA AGENCY, INC                               BUFFALO                NY       14216
                                           CIG INC                                            CANANDAIGUA            NY       14424
                                           E. C. COOPER, INC                                  WATKINS GLEN           NY       14891
                                           CRISTALDI-BARTISHEVICH AGENCY                      GENEVA                 NY       14456
                                           DELMONICO ASSOCIATES, INC                          SYRACUSE               NY       13203
                                           LONG AGENCY INC                                    MOUNT MORRIS           NY       14510
                                           DOUGLAS B. MILES AGENCY INC                        DUNDEE                 NY       14837
                                           SEAWAY INSURANCE ASSOCIATES                        GASPORT                NY       14067
                                           SHEPARD, MAXWELL & HALE INS BR                     HAMLIN                 NY       14464
                                           SHEPARD, MAXWELL & HALE INS BR                     HAMLIN                 NY       14464
                                           GERARD P. SMITH AGENCY INC                         WEBSTER                NY       14580
                                           STORK & MANAHAN INSURANCE                          PENN YAN               NY       14527
                                           JAMES F TYRRELL INC                                VICTOR                 NY       14564
                                           P.W. WOOD & SON INC                                ITHACA                 NY       14850
------------------------------------------------------------------------------------------------------------------------------------
AA Wyak Insurance Agency                   AA WYAK INSURANCE AGENCY, INC                      BINGHAMTON             NY       13905
                                           JOSEPH P. GAETANI                                  BINGHAMTON             NY       13904
------------------------------------------------------------------------------------------------------------------------------------
Abatelli Group                             ABATELLI GROUP, INC                                FLUSHING               NY       11357
------------------------------------------------------------------------------------------------------------------------------------
Aegis Group of Central NY                  AEGIS GROUP OF CENTRAL NY, INC                     CICERO                 NY       13039
------------------------------------------------------------------------------------------------------------------------------------
Agri-Business Brokerage                    AGRI-BUSINESS BROKERAGE CORPOR                     EAST AURORA            NY       14052
------------------------------------------------------------------------------------------------------------------------------------
Alfred C. Denti Ins. Agency                ALFRED C. DENTI INSURANCE AGEN                     SOLVAY                 NY       13209
------------------------------------------------------------------------------------------------------------------------------------
Allan M Block                              ALLAN M BLOCK AGENCY INC                           TARRYTOWN              NY       10591
------------------------------------------------------------------------------------------------------------------------------------
Aloia & McKinnon                           ALOIA & MCKINNON                                   BROOKLYN               NY       11209
------------------------------------------------------------------------------------------------------------------------------------
Alpiar & Papa Ins Agency                   ALPIAR & PAPA, INC                                 LARCHMONT              NY       10538
------------------------------------------------------------------------------------------------------------------------------------
Amaden Gay Agencies Inc.                   AMADEN GAY AGENCIES INC                            EAST HAMPTON           NY       11937
------------------------------------------------------------------------------------------------------------------------------------
Amsure Associates                          AMSURE ASSOCIATES INC                              ALBANY                 NY       12205
------------------------------------------------------------------------------------------------------------------------------------
Anchor Agency                              ANCHOR AGENCY, INC                                 ALBANY                 NY       12206
------------------------------------------------------------------------------------------------------------------------------------
Anderson-Van Horne Assoc                   ANDERSON-VAN HORNE ASSOCIATES                      CLIFTON SPRINGS        NY       14432
------------------------------------------------------------------------------------------------------------------------------------
Armonk Harrison Ins. Agcy                  MILLER & MILLER INS AGENCY INC                     THORNWOOD              NY       10594
------------------------------------------------------------------------------------------------------------------------------------
Associated Ins Agcy of Westches            ASSOCIATED INS AGENCY OF WESTC                     ARMONK                 NY       10504
------------------------------------------------------------------------------------------------------------------------------------
Austin & Co.                               AUSTIN AND COMPANY, INC.                           ALBANY                 NY       12211
------------------------------------------------------------------------------------------------------------------------------------
Aversa Agency, Inc.                        AVERSA AGENCY, INC                                 AUBURN                 NY       13021
                                           DAVID J DEMPSEY                                    KING FERRY             NY       13081
------------------------------------------------------------------------------------------------------------------------------------
B&B Coverage Ltd.                          B & B COVERAGE LTD                                 VALLEY STREAM          NY       11582
------------------------------------------------------------------------------------------------------------------------------------
Banfield & Farrell Assoc                   BANFIELD & ASSOCIATES INC                          ITHACA                 NY       14850
------------------------------------------------------------------------------------------------------------------------------------
                                           BANFIELD & FARRELL ASSOCIATES,                     ITHACA                 NY       14850
                                           FARRELL-MESSLER AGENCY                             TRUMANSBURG            NY       14886
------------------------------------------------------------------------------------------------------------------------------------
Becker & Assoc Planning Serv               BECKER & ASSOC. PLANNING SERVI                     LYNBROOK               NY       11563
                                           BECKER & ASSOC. PLANNING SERVI                     LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
Benedict, Borrelli, Russo & Tinervia LLA   BENEDICT BORRELLI RUSSO & TINE                     NORTH WHITE PLAINS     NY       10603
                                           BENEDICT, CAFAGNO, & GRILLO                        WHITE PLAINS           NY       10603
                                           BORRELLI & RUSSO AGENCY                            RYE BROOK              NY       10573
                                           ROGER BUCHANAN AGENCY, INC                         WHITE PLAINS           NY       10603
                                           DANIELS AGENCY OF NY INC                           PAWLING                NY       12564
                                           DECESARE AGENCY INC                                YONKERS                NY       10704
                                           DECESARE-OTTO AGENCY                               YONKERS                NY       10704
                                           THE GOVERNALE AGENCY                               PAWLING                NY       12564
                                           BENEDICT, CAFAGNO, & GRILLO                        WHITE PLAINS           NY       10603
                                           THOMAS J. TOUB AGENCY                              MONTROSE               NY       10548
------------------------------------------------------------------------------------------------------------------------------------
Benz-Sardinia Inc.                         BENZ-SARDINIA INC                                  HAMBURG                NY       14075
                                           PAUL GARRICK AGENCY                                MEDINA                 NY       14103
                                           PAUL GARRICK AGENCY                                MEDINA                 NY       14103
------------------------------------------------------------------------------------------------------------------------------------
Berger and Solomon Inc.                    BERGER AND SOLOMON INC                             ELLENVILLE             NY       12428
------------------------------------------------------------------------------------------------------------------------------------
Berkely Brokerage Corp                     BERKELY BROKERAGE CORP                             MELVILLE               NY       11747
------------------------------------------------------------------------------------------------------------------------------------
Bermack Champion & Lewine Inc.             BERMACK, CHAMPION & LEWINE INC                     NEW YORK               NY       10004
------------------------------------------------------------------------------------------------------------------------------------
BGH Group LLC                              BGH GROUP LLC                                      THORNWOOD              NY       10594
                                           G H BUNT & ASSOCIATES, INC                         THORNWOOD              NY       10594
                                           FORBES AGENCY INC                                  KATONAH                NY       10536
                                           THE GUION AGENCY, INC                              PLEASANTVILLE          NY       10570
                                           MAZZILLE HILLMANN & THORNTON I                     ELMSFORD               NY       10523
------------------------------------------------------------------------------------------------------------------------------------
Bommersbach & Logue Agency                 BOMMERSBACH & LOGUE AGENCY, IN                     AUBURN                 NY       13021
------------------------------------------------------------------------------------------------------------------------------------
Bramley J & Associates                     J. BRAMLEY & ASSOCIATES, INC                       DELHI                  NY       13753
------------------------------------------------------------------------------------------------------------------------------------
Brighton Pittsford                         BRIGHTON PITTSFORD AGENCY, INC                     PITTSFORD              NY       14534
------------------------------------------------------------------------------------------------------------------------------------
Brinckerhoff & Neuville                    BRINCKERHOFF & NEUVILLE, INC.                      FISHKILL               NY       12524
                                           POWERS AND HAAR, INC                               COLD SPRING            NY       10516
                                           VAIL AND SUTTON INC                                POUGHKEEPSIE           NY       12601
------------------------------------------------------------------------------------------------------------------------------------
Brook, Hedley Agency                       HEDLEY BROOK AGENCY INC                            OLEAN                  NY       14760
------------------------------------------------------------------------------------------------------------------------------------
Burt Anthony Assoc                         BURT ANTHONY ASSOCIATES                            DELMAR                 NY       12054
                                           C. CALLAHAN AGENCY, INC.                           SCHENECTADY            NY       12303
                                           CAPITOL HOMES AGENCY/ILLE AGEN                     SCHENECTADY            NY       12303
                                           BURT ANTHONY ASSOCIATES                            DELMAR                 NY       12054
------------------------------------------------------------------------------------------------------------------------------------
C & M First Services                       C & M FIRST SERVICES INC                           NEW YORK               NY       10036
                                           HAROLD L. LEE & SONS INC                           NEW YORK               NY       10013
------------------------------------------------------------------------------------------------------------------------------------
C.W. Bostick, Inc.                         AMTECH INSURANCE BROKERS, INC                      LATHAM                 NY       12110
                                           C.W. BOSTWICK INC                                  HUDSON                 NY       12534
                                           CLIENTS FIRST INSURANCE AGENCY                     BALLSTON LAKE          NY       12019
                                           CSB SECURITY INSURANCE AGENCY                      ALBANY                 NY       12211
                                           ROSE SHEA ASSOCIATES INC                           SCHODACK               NY       12061
                                           STARK AGENCY-LATHAM COLONIE IN                     ALBANY                 NY       12211
------------------------------------------------------------------------------------------------------------------------------------
Cafarelli Agency ltd.                      CAFARELLI-JENSEN LTD                               SMITHTOWN              NY       11787
------------------------------------------------------------------------------------------------------------------------------------
Campbell Solberg Associates                CAMPBELL SOLBERG ASSOCIATES, I                     NEW YORK               NY       10038
                                           PORPORA ASSOCIATES INC                             STATEN ISLAND          NY       10312
------------------------------------------------------------------------------------------------------------------------------------
Capacity Coverage of NJ                    ATLANTIC RISK SPECIALISTS, INC                     MAHWAH                 NJ       74950
                                           CAPACITY COVERAGE COMPANY OF N                     MAHAW                  NJ       74950
------------------------------------------------------------------------------------------------------------------------------------
Cassidy & Rofrano                          CASSIDY & ROFRANO                                  STATEN ISLAND          NY       10307
                                           ROBERT O. HAMPTON, INC                             STATEN ISLAND          NY       10307
------------------------------------------------------------------------------------------------------------------------------------
Cayuga Agency Inc.                         CAYUGA AGENCY INC                                  AUBURN                 NY       13022
------------------------------------------------------------------------------------------------------------------------------------
Century Coverage Corp                      CENTURY COVERAGE CORP                              VALLEY STREAM          NY       11580
------------------------------------------------------------------------------------------------------------------------------------
Cerow Agency                               CEROW AGENCY INC                                   CLAYTON                NY       13624
------------------------------------------------------------------------------------------------------------------------------------
Charles P. Faso, Inc.                      CHARLES P. FASO INC                                KENMORE                NY       14223
------------------------------------------------------------------------------------------------------------------------------------
Charles W. Merriam                         CHARLES W. MERRIAM AND SON,INC                     SCHENECTADY            NY       12305
------------------------------------------------------------------------------------------------------------------------------------
Clarence Insurance Service                 CLARENCE INSURANCE SERVICE                         WILLIAMSVILLE          NY       14221
------------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Coverage              COLUMBIA DIVERSIFIED COVERAGE                      SYRACUSE               NY       13206
                                           CHARLES A WALKER CORPORATION                       SYRACUSE               NY       13206
------------------------------------------------------------------------------------------------------------------------------------
Commercial Coverage Inc.                   COMMERCIAL COVERAGE, INC                           POUGHKEEPSIE           NY       12603
------------------------------------------------------------------------------------------------------------------------------------
Community Insurance Agencies               COMMUNITY INSURANCE AGENCIES                       CORINTH                NY       12822
                                           COMMUNITY INSURANCE AGENCIES                       CORINTH                NY       12822
------------------------------------------------------------------------------------------------------------------------------------
Comprehensive Ins. Brokerage               COMPREHENSIVE INSURANCE BROKER                     PELHAM                 NY       10803
------------------------------------------------------------------------------------------------------------------------------------
Conte Porrino Inc.                         CONTE PORRINO INC                                  NEW YORK               NY       10012
------------------------------------------------------------------------------------------------------------------------------------
COOK, HENDEL, & COX, INC                   COOK, HENDEL, & COX, INC                           GARDEN CITY            NY       11530
------------------------------------------------------------------------------------------------------------------------------------
Coughlin Group                             THE COUGHLIN GROUP                                 LARCHMONT              NY       10538
------------------------------------------------------------------------------------------------------------------------------------
Coverage Consultants                       COVERAGE CONSULTANTS INC                           PARAMUS                NJ       76520
------------------------------------------------------------------------------------------------------------------------------------
Coyne/Michaels Agency                      COYNE INSURANCE AGENCY                             ORCHARD PARK           NY       14127
                                           COYNE/MICHAELS AGENCY INC                          ORCHARD PARK           NY       14126
                                           FOREGUARD AGENCIES, INC                            ORCHARD PARK           NY       14127
------------------------------------------------------------------------------------------------------------------------------------
Cue Brokerage                              CUE BROKERAGE CORP                                 PATCHOGUE              NY       11772
------------------------------------------------------------------------------------------------------------------------------------
D.V. Greco & Sons                          D.V. GRECO & SONS INC                              SCHENECTADY            NY       12306
------------------------------------------------------------------------------------------------------------------------------------
D'Avanzo Agency                            THE D'AVANZO AGENCY                                SLOATSBURG             NY       10974
------------------------------------------------------------------------------------------------------------------------------------
David D. Bradley, Inc.                     E.W. BAKER AGENCY                                  SYRACUSE               NY       13204
                                           DAVID D. BRADLEY, INC                              LYONS                  NY       14489
                                           DEPAUW AGENCY                                      NEWARK                 NY       14513
                                           LANGAN-SWETE AGENCY                                SYRACUSE               NY       13204
                                           STELL AGENCY                                       NEWARK                 NY       14513
------------------------------------------------------------------------------------------------------------------------------------
David L. Sidle Agency                      DARLENE K. MCGILL INSURANCE AG                     TRUMANSBURG            NY       14886
                                           DAVID L. SIDLE AGENCY INC                          WATKINS GLEN           NY       14891
------------------------------------------------------------------------------------------------------------------------------------
David R. Johnson & Assoc.                  DAVID R JOHNSON & ASSOCIATES                       EAST AURORA            NY       14052
------------------------------------------------------------------------------------------------------------------------------------
Derosa Rockefeller,Sohi etc                DEROSA, ROCKEFELLER, SOHIGIAN                      HARRISON               NY       10528
------------------------------------------------------------------------------------------------------------------------------------
Dinolfo -Wilson                            DINOLFO-WILSON AGENCY INC                          RYE BROOK              NY       10573
------------------------------------------------------------------------------------------------------------------------------------
Don Allen Agency, Inc.                     DON ALLEN AGENCY, INC.                             ROCHESTER              NY       14625
                                           T.J. CLARK AGENCY                                  ROCHESTER              NY       14692
                                           HEYWOOD-MILLER AGENCY                              MUMFORD                NY       14511
                                           LANDON AGENCY                                      AVON                   NY       14414
                                           ROCHESTER AGENCY, INC.                             ROCHESTER              NY       14692
                                           TRI-VILLAGE AGENCY INC                             ROCHESTER              NY       14625
------------------------------------------------------------------------------------------------------------------------------------
Dorian Agency                              DORIAN AGENCY LTD                                  HAWTHORNE              NY       10532
------------------------------------------------------------------------------------------------------------------------------------
Dougherty/Fuino Agency                     DOUGHERTY/FUINO AGENCY INC                         ROCHESTER              NY       14615
------------------------------------------------------------------------------------------------------------------------------------
DPW Agency Inc.                            DPW AGENCY INC                                     AUBURN                 NY       13021
------------------------------------------------------------------------------------------------------------------------------------
E.H. Wimperis                              E.H.WIMPERIS & CO., INC                            FISHKILL               NY       12524
------------------------------------------------------------------------------------------------------------------------------------
E.T. Clauss & Co.                          E. T. CLAUSS & COMPANY, INC.                       BUFFALO                NY       14240
------------------------------------------------------------------------------------------------------------------------------------
Edmund D. Stevens                          EDMUND D STEVENS INC                               BUFFALO                NY       14202
------------------------------------------------------------------------------------------------------------------------------------
Edward E. Hall And Company                 EDWARD E. HALL & CO                                HUNTINGTON             NY       11743
------------------------------------------------------------------------------------------------------------------------------------
Eifert, French & Ketchum                   BELLESHEIM & MANCINELLI INC                        YORKTOWN HEIGHTS       NY       10598
                                           EIFERT, FRENCH & KETCHUM                           PELHAM                 NY       10803
                                           EIFERT, FRENCH & KETCHUM                           PELHAM                 NY       10803
------------------------------------------------------------------------------------------------------------------------------------
Elite Insurance Agency                     ELITE INSURANCE AGENCY                             LAKE SUCCESS           NY       11042
------------------------------------------------------------------------------------------------------------------------------------
EMS Group                                  EMERLING AGENCY LLC                                WILLIAMSVILLE          NY       14221
                                           EMS GROUP                                          WILLIAMSVILLE          NY       14221
                                           MCMAHON AGENCY INC                                 BUFFALO                NY       14226
                                           STAHLKA AGENCY, INC                                WILLIAMSVILLE          NY       14221
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Evans & Associates                         EVANS INTERNATIONAL                                ROCKVILLE CENTRE       NY       11570
------------------------------------------------------------------------------------------------------------------------------------
Faley Corporation The                      THE FALEY CORPORATION                              YONKERS                NY       10710
------------------------------------------------------------------------------------------------------------------------------------
Fay & Maloney Agency                       FAY & MALONEY AGENCY, INC                          BEDFORD HILLS          NY       10507
------------------------------------------------------------------------------------------------------------------------------------
Filos Agency inc.                          FILOS AGENCY, INC                                  LONG BEACH             NY       11561
------------------------------------------------------------------------------------------------------------------------------------
First Niagara Risk Management              FIRST NIAGARA RISK MANAGEMENT                      AMHERST                NY       14228
                                           FIRST NIAGARA RISK MGMT INC.                       ROCHESTER              NY       14625
------------------------------------------------------------------------------------------------------------------------------------
Floss Agency Inc                           FLOSS AGENCY, INC,                                 EAST AMHERST           NY       14051
------------------------------------------------------------------------------------------------------------------------------------
Frank J Abate, Inc.                        FRANK J. ABATE, INC                                LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
Friedlander Group Inc                      FRIEDLANDER GROUP, INC                             PURCHASE               NY       10577
------------------------------------------------------------------------------------------------------------------------------------
Galvin & Haines                            GALVIN AND HAINES INC                              CORNING                NY       14830
------------------------------------------------------------------------------------------------------------------------------------
Garber Atlas Fries Assoc                   GARBER ATLAS FRIES & ASSOCIATE                     LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
Gates-Cole Assoc                           GATES COLE ASSOC., INC                             WEST WINFIELD          NY       13491
------------------------------------------------------------------------------------------------------------------------------------
Genatt Associates                          GENATT ASSOCIATES INC                              NEW HYDE PARK          NY       10042
------------------------------------------------------------------------------------------------------------------------------------
George V. Bullen & Sons, Inc.              GEORGE V. BULLEN & SON, INC                        GREAT NECK             NY       11023
------------------------------------------------------------------------------------------------------------------------------------
Gerelli Insurance Agency                   GERELLI INS. AGENCY, INC                           COLD SPRING            NY       10516
------------------------------------------------------------------------------------------------------------------------------------
Gernold Agency                             GERNOLD AGENCY, INC                                ORCHARD PARK           NY       14127
------------------------------------------------------------------------------------------------------------------------------------
Glacken Group                              GLACKEN GROUP, INC                                 FREEPORT               NY       11520
------------------------------------------------------------------------------------------------------------------------------------
Global Planning Corp                       GLOBAL PLANNING CORPORATION                        GREAT NECK             NY       11022
------------------------------------------------------------------------------------------------------------------------------------
Global Underwriters Agency                 GLOBAL UNDERWRITERS AGENCY INC                     BALLSTON LAKE          NY       12019
------------------------------------------------------------------------------------------------------------------------------------
Grace Insurance                            GRACE INSURANCE                                    HICKSVILLE             NY       11801
------------------------------------------------------------------------------------------------------------------------------------
Grant, Smith & Dassler Inc                 GRANT, SMITH & DASSLER, INC                        PEARL RIVER            NY       10965
------------------------------------------------------------------------------------------------------------------------------------
Grober Imbey Agency                        GROBER IMBEY AGENCY                                VALLEY STREAM          NY       11580
------------------------------------------------------------------------------------------------------------------------------------
Guilderland Agency Inc.                    GUILDERLAND AGENCY, INC                            ALBANY                 NY       12203
------------------------------------------------------------------------------------------------------------------------------------
Hack Agency Inc                            THE HACK AGENCY INC                                MOUNT KISCO            NY       10549
------------------------------------------------------------------------------------------------------------------------------------
Hallahan McGuiness & Lory                  HALLAHAN MCGUINNESS & LORYS, L                     RYE BROOK              NY       10573
                                           HARRISON AGENCY                                    RYE BROOK              NY       10573
------------------------------------------------------------------------------------------------------------------------------------
Haller-Zaremba & Co Inc.                   THE HALLER AGENCY INC                              WILLISTON PARK         NY       11596
------------------------------------------------------------------------------------------------------------------------------------
Hamill/Regional Valley                     HAMILL/REGIONAL VALLEY AGENCY                      ROCHESTER              NY       14621
                                           HAMILL/REGIONAL VALLEY AGENCY                      ROCHESTER              NY       14621
------------------------------------------------------------------------------------------------------------------------------------
Handwerger & Sons Inc.                     HANDWERGER & SONS, INC                             WHITE PLAINS           NY       10604
------------------------------------------------------------------------------------------------------------------------------------
Hickey & Hickey                            HICKEY AND HICKEY                                  BEDFORD                NY       10506
------------------------------------------------------------------------------------------------------------------------------------
Hirschfeld J W Agency                      J.W. HIRSCHFELD AGENCY, INC                        HUNTINGTON             NY       11743
------------------------------------------------------------------------------------------------------------------------------------
Holler-Grapes Agency                       HOLLER-GRAPES INSURANCE AGENCY                     TONAWANDA              NY       14150
------------------------------------------------------------------------------------------------------------------------------------
HRH Consulting Group                       HRH CONSULTING GROUP LLC                           MELVILLE               NY       11747
------------------------------------------------------------------------------------------------------------------------------------
Hudson-Sound  Brokerage Corp               HUDSON-SOUND BROKERAGE CORP                        SOMERS                 NY       10589
------------------------------------------------------------------------------------------------------------------------------------
Hughson Benson                             HUGHSON & BENSON ASSOCIATES                        ONEONTA                NY       13820
                                           HUGHSON & BENSON ASSOCIATES                        ONEONTA                NY       13820
                                           HUGHSON & BENSON ASSOCIATES                        ONEONTA                NY       13820
------------------------------------------------------------------------------------------------------------------------------------
Huguenot-National                          HUGUENOT-NATIONAL, INC                             LARCHMONT              NY       10538
------------------------------------------------------------------------------------------------------------------------------------
Independent Network Systems                S. ALBERT AGENCY                                   ROCHESTER              NY       14610
                                           BRANCH THOMPSON AGENCY, INC                        EAST ROCHESTER         NY       14445
                                           CANALTOWN INSURANCE AGENCY, IN                     FAIRPORT               NY       14450
                                           CEDARWOOD INSURANCE PARTNERS                       FAIRPORT               NY       14450
                                           D G & M AGENCY, INC                                ROCHESTER              NY       14610
                                           EDWARD R. DUNDAS AGENCY                            NEWARK                 NY       14513
                                           FAZIO AGENCY, INC                                  ROCHESTER              NY       14623
                                           FOLEY AGENCY, INC                                  WEBSTER                NY       14580
                                           KIRCHER INSURANCE AGENCY                           PITTSFORD              NY       14534
                                           INDEPENDENT AFFILIATED AGENCIE                     EAST ROCHESTER         NY       14445
                                           INDEPENDENT NETWORK SYSTEMS IN                     EAST ROCHESTER         NY       14445
                                           KIRCHER INSURANCE AGENCY                           PITTSFORD              NY       14534
                                           KUHN & PEDULLA AGENCY, INC                         WEBSTER                NY       14580
                                           TERRY POWELL INSURANCE AGENCY                      VICTOR                 NY       14564
                                           RALSTON AGENCY INC                                 ROCHESTER              NY       14610
                                           ROUNDS INSURANCE AGENCY                            ADDISON                NY       14801
                                           GREGORY L SCHAFFER INSURANCE A                     ROCHESTER              NY       14616
                                           SLOCUM LAUDER AGENCY, INC                          FAIRPORT               NY       14450
                                           TURNER AGENCY, INC                                 EAST ROCHESTER         NY       14445
                                           UNITY AGENCY, INC                                  FAIRPORT               NY       14450
                                           CHRISTOPHER WILLIAMS AGENCY, I                     PITTSFORD              NY       14534
------------------------------------------------------------------------------------------------------------------------------------
Insight Companies Inc. (Steinberg)         INSIGHT COMPANIES INC                              PLAINVIEW              NY       11803
------------------------------------------------------------------------------------------------------------------------------------
Insurance Center of WNY                    HUNT-VANNER ASSOCIATES INC                         WILLIAMSVILLE          NY       14221
                                           INSURANCE CENTER OF WESTERN N.                     BUFFALO                NY       14203
                                           THE POLICYMAKERS, INC                              AMHERST                NY       14228
                                           RALPH J. VANNER & ASSOC. INC                       AMHERST                NY       14228
------------------------------------------------------------------------------------------------------------------------------------
Integrated Brokerage Services              INTEGRATED BROKERAGE SERVICES                      WESTBURY               NY       11590
------------------------------------------------------------------------------------------------------------------------------------
Iroquois Services Corp                     BRANCH-STROWE AGENCY                               FAIRPORT               NY       14450
                                           CALBRANCH, INC                                     CALEDONIA              NY       14423
                                           CAMERON GROUP, INC                                 NANUET                 NY       10954
                                           ROBERT B. CROWELL AGENCY INC                       ARKPORT                NY       14807
                                           EVERGREEN PARTNERS, INC                            OLEAN                  NY       14760
                                           THE GAGE AGENCY, INC                               MIDDLETOWN             NY       10940
                                           IROQUOIS SERVICES CORP                             OLEAN                  NY       14760
                                           THE MOUNT PLEASANT AGENCY                          PLEASANTVILE           NY       10570
                                           FRANK J. REY                                       SLEEPY HOLLOW          NY       10591
                                           SPENCER AGENCY INC                                 SPENCER                NY       14883
                                           STROWE AGENCY INC                                  FAIRPORT               NY       14450
                                           THOMAS J VETTER                                    WEBSTER                NY       14580
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Island Risk Management                     ISLAND RISK MANAGEMENT ASSOC.                      HUNTINGTON STATION     NY       11746
------------------------------------------------------------------------------------------------------------------------------------
J M F Risk Management                      J M F RISK MANAGEMENT, INC                         BRIARCLIFF MANOR       NY       10510
------------------------------------------------------------------------------------------------------------------------------------
J. Lisuzzo Insurance Agency                LISUZZO INSURANCE AGENCY INC                       ALBANY                 NY       12205
------------------------------------------------------------------------------------------------------------------------------------
J.B. True Company                          J B TRUE COMPANY, INC                              ITHACA                 NY       14850
------------------------------------------------------------------------------------------------------------------------------------
James Cecil Agency, Inc.                   THE JAMES CECIL AGENCY INC                         FAIRPORT               NY       14450
------------------------------------------------------------------------------------------------------------------------------------
JD Chapman Agency                          J.D. CHAPMAN AGENCY, INC                           MACEDON                NY       14502
                                           MEAD-MALOY / ELY & LEENE AGENC                     NEWARK                 NY       14513
------------------------------------------------------------------------------------------------------------------------------------
                                           MEAD-MALOY AGENCY INC                              CLYDE                  NY       14433
------------------------------------------------------------------------------------------------------------------------------------
John Chanler, Inc.                         JOHN W. CHANLER AGENCY, INC.                       LIVONIA                NY       14487
------------------------------------------------------------------------------------------------------------------------------------
John Ecker, Inc.                           JOHN ECKER INC                                     MONTAUK                NY       11954
------------------------------------------------------------------------------------------------------------------------------------
John J. Glennon                            JOHN J. GLENNON INC                                SMITHTOWN              NY       11787
------------------------------------------------------------------------------------------------------------------------------------
John L. Vorbach Company                    JOHN L. VORBACH COMPANY, INC                       NEW YORK               NY       10006
------------------------------------------------------------------------------------------------------------------------------------
John Sweeney Agency                        JOHN G. SWEENEY AGENCY, INC                        PHELPS                 NY       14532
------------------------------------------------------------------------------------------------------------------------------------
Jones & Doldo Gen Insurance                JONES AND DOLDO GENERAL INSURA                     WATERTOWN              NY       13601
------------------------------------------------------------------------------------------------------------------------------------
Joseph P. Price Agency, Inc.               JOSEPH P. PRICE AGENCY INC                         HOLTSVILLE             NY       11742
------------------------------------------------------------------------------------------------------------------------------------
Kenneth Bieber, Inc.                       KENNETH BIEBER INC                                 NEW YORK               NY       10017
------------------------------------------------------------------------------------------------------------------------------------
Ketchum Agency Inc.                        THE KETCHUM AGENCY INC                             SYRACUSE               NY       13206
------------------------------------------------------------------------------------------------------------------------------------
Koch Group Inc.                            AFI ASSOCIATES, INC                                ROCKY POINT            NY       11778
                                           WILLIAM V. DOYLE AGENCY INC                        BETHPAGE               NY       11714
                                           GENERAL ASSOCIATES, INC                            BALDWIN                NY       11510
                                           GEORGE J HACKETT JR INS. AGENC                     BALDWIN                NY       11510
                                           KOCH GROUP INC                                     BALDWIN                NY       11510
                                           LOUIS KOCH INSURANCE AGENCIES,                     BALDWIN                NY       11510
------------------------------------------------------------------------------------------------------------------------------------
Landmark Group of Brighton                 LANDMARK GROUP OF BRIGHTON, IN                     ROCHESTER              NY       14623
------------------------------------------------------------------------------------------------------------------------------------
Landmark Planning Group                    THE VALENTINE AGENCY, INC                          MINEOLA                NY       11501
------------------------------------------------------------------------------------------------------------------------------------
Legacy Agency Inc.                         BRANIECKI AGENCY                                   WILLIAMSVILLE          NY       14221
                                           BRONKIE AGENCY, INC                                WILLIAMSVILLE          NY       14221
                                           DUNLAP & BAJAK INC                                 WILLIAMSVILLE          NY       14221
                                           FRANZ MANNO SERVICE CORP                           WILLIAMSVILLE          NY       14231
                                           GUGINO INSURANCE AGENCY INC                        WILLIAMSVILLE          NY       14221
                                           LEGACY AGENCY INC                                  WILLIAMSVILLE          NY       14221
                                           SCHMITT & KRAFT INC                                WILLIAMSVILLE          NY       14221
------------------------------------------------------------------------------------------------------------------------------------
Licata, Coyle & Marroccoli                 LICATA COYLE & MARROCCOLI INC                      NEW CITY               NY       10956
------------------------------------------------------------------------------------------------------------------------------------
Livingston Insurance                       LIVINGSTON INSURANCE AGENCY, I                     GENESEO                NY       14454
------------------------------------------------------------------------------------------------------------------------------------
Lombard Insurance Agency                   JAMES LOMBARD AGENCY OF ROCHES                     ROCHESTER              NY       14607
------------------------------------------------------------------------------------------------------------------------------------
MacDonald/Yando                            MACDONALD-YANDO AGENCY, INC                        VERONA                 NY       13478
                                           THE ROWAN GROUP INC                                WHITESBORO             NY       13492
------------------------------------------------------------------------------------------------------------------------------------
Main Street Group Ltd.                     DUXBURY AND HERMANS INC                            MILLERTON              NY       12546
                                           FRALEIGH & RAKOW INC                               RHINEBECK              NY       12572
                                           PLEASANT VALLEY AGENCY INC                         PLEASANT VALLEY        NY       12569
------------------------------------------------------------------------------------------------------------------------------------
Mallia Sykes                               SYKES-MALLIA ASSOCIATES, INC                       SCHENECTADY            NY       12305
------------------------------------------------------------------------------------------------------------------------------------
Maloy Risk Services Inc.                   MALOY RISK SERVICES INC                            PRINCETON              NJ       85405
------------------------------------------------------------------------------------------------------------------------------------
Maran Corporate Risk Associates Inc.       MARAN CORPORATE RISK ASSOCIATE                     SOUTHAMPTON            NY       11968
------------------------------------------------------------------------------------------------------------------------------------
Marcil R Assoc Inc.                        R. MARCIL ASSOCIATES INC                           SCHENECTADY            NY       12309
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Jacoby Associates                  MARK J. JACOBY ASSOCIATES INC                      ROSLYN HEIGHTS         NY       11577
------------------------------------------------------------------------------------------------------------------------------------
Marks Jerome  Agency LLC                   JEROME M. MARKS AGENCY                             ROCHESTER              NY       14623
------------------------------------------------------------------------------------------------------------------------------------
Masterson Ingram & Assoc                   MASTERSON INGRAM & ASSOCIATES,                     PATTERSON              NY       12563
------------------------------------------------------------------------------------------------------------------------------------
McCartney & Rosenberry Group               MCCARTNEY & ROSENBERRY GROUP I                     ARDSLEY                NY       10502
------------------------------------------------------------------------------------------------------------------------------------
Melville Associates                        MELVILLE ASSOCIATES, INC                           MELVILLE               NY       11747
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Wittkowski Agency               CURRAN COONEY PENNY AGENCY                         ROSLYN HEIGHTS         NY       11577
                                           CURRAN COONEY PENNY AGENCY                         ROSLYN HEIGHTS         NY       11577
                                           MICHAEL G. WITTKOWSKI AGENCY,                      ROSLYN HEIGHTS         NY       11577
------------------------------------------------------------------------------------------------------------------------------------
Mid York Associates, Inc.                  GEORGE B. BAILEY AGENCY, INC                       DRYDEN                 NY       13053
                                           H.A.CAREY COMPANY, INC                             ITHACA                 NY       14850
                                           ROBERT C. DEMPSEY AGENCY                           GROTON                 NY       13073
                                           HAYES AGENCY, INC                                  TULLY                  NY       13159
                                           MID YORK ASSOCIATES, INC                           TULLY                  NY       13159
                                           ROBINSON-BAILEY AGENCY, INC                        TULLY                  NY       13159
                                           TANNER-IBBOTSON, INC                               CORTLAND               NY       13045
------------------------------------------------------------------------------------------------------------------------------------
Miller & Miller Insurance                  MILLER & MILLER INS. AGCY., IN                     THORNWOOD              NY       10594
------------------------------------------------------------------------------------------------------------------------------------
Mitchell-Joseph Farm & Country             MITCHELL-JOSEPH FARM & COUNTRY                     NAPLES                 NY       14512
                                           MITCHELL-JOSEPH FARM & COUNTRY                     NAPLES                 NY       14512
------------------------------------------------------------------------------------------------------------------------------------
MLW Services                               MLW SERVICES INC                                   NEW YORK               NY       10038
------------------------------------------------------------------------------------------------------------------------------------
Moran Insurance Agency Inc                 MORAN INSURANCE AGENCY, INC                        JAMESVILLE             NY       13078
------------------------------------------------------------------------------------------------------------------------------------
Morley Agency Inc The                      THE MORLEY AGENCY INC                              SOUTHAMPTON            NY       11969
------------------------------------------------------------------------------------------------------------------------------------
Moses Group                                AMEDEO J.DUKE AGENCY, INC                          WILLIAMSVILLE          NY       14221
                                           MOSES GROUP INC                                    BUFFALO                NY       14221
------------------------------------------------------------------------------------------------------------------------------------
Moss & Sullivan                            MOSS & SULLIVAN, INC                               WILLIAMSVILLE          NY       14221
------------------------------------------------------------------------------------------------------------------------------------
Multi-Line Professionals                   MULTI-LINE PROFESSIONALS                           E.AMHERST              NY       #N/A
------------------------------------------------------------------------------------------------------------------------------------
Murray Schoen & Homer                      MURRAY, SCHOEN & HOMER, INC                        NEW ROCHELLE           NY       10802
------------------------------------------------------------------------------------------------------------------------------------
Naccarato Ins. Agency                      THE NACCARATO INS. AGCY., INC                      SAUGERTIES             NY       12477
------------------------------------------------------------------------------------------------------------------------------------
Neefus-Stype Agency inc.                   NEEFUS-STYPE AGENCY INC                            AQUEBOGUE              NY       11931
                                           JOS. L. TOWNSEND, INC. SN                          AQUEBOGUE              NY       11931
------------------------------------------------------------------------------------------------------------------------------------
Newbridge Coverage Corp                    CHAVE-SCHLEIF AGENCY INC                           INWOOD                 NY       11096
                                           NEWBRIDGE COVERAGE                                 NORTH BELLMORE         NY       11710
------------------------------------------------------------------------------------------------------------------------------------
NGL Group LLC                              NGL GROUP LLC                                      LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
Nicoll and MacChesney Inc                  NICOLL AND MACCHESNEY, INC                         TROY                   NY       12180
------------------------------------------------------------------------------------------------------------------------------------
Northwoods Corp.                           AVON INSURANCE AGENCY                              AVON                   NY       14414
                                           CHEEKTOWAGA AGENCY INC                             CHEEKTOWAGA            NY       14227
                                           COMO PARK AGENCY, INC                              CHEEKTOWAGA            NY       14227
                                           DIEM & BUERGER AGENCY INC                          ORCHARD PARK           NY       14127
                                           GENEVA INSURANCE AGENCY                            GENEVA                 NY       14456
                                           GURNEY, BECKER & BOURNE                            BUFFALO                NY       14203
                                           INSURANCE AGENCY OF WESTERN NE                     ORCHARD PARK           NY       14127
                                           JUNG, TIMM & LEHNING INSURANCE                     DERBY                  NY       14047
                                           THE NORTHWOODS CORPORATION                         WILLIAMSVILLE          NY       14221
                                           POTTER,HARRIS & SCHERRER AGENC                     WILLIAMSVILLE          NY       14221
                                           RUH AGENCY INC                                     BUFFALO                NY       14203
                                           SENTZ-CARLSON AGENCY, INC                          NORTH TONAWANDA        NY       14120
                                           SODUS INSURANCE AGENCY                             SODUS                  NY       14551
                                           STANTON, RYAN & DAUER AGENCY                       ORCHARD PARK           NY       14127
                                           TRANK & ASSOCIATES AGENCY, INC                     SOUTH WALES            NY       14139
------------------------------------------------------------------------------------------------------------------------------------
Norton and Siegel Inc.                     THE LUNT AGENCY INC                                BABYLON                NY       11702
                                           NORTON & SIEGEL INC.                               BABYLON                NY       11702
------------------------------------------------------------------------------------------------------------------------------------
Noto Joseph L Agency                       JOSEPH L. NOTO AGENCY, INC                         TONAWANDA              NY       14217
------------------------------------------------------------------------------------------------------------------------------------
Nydec Brokerage Corp.                      NYDEC BROKERAGE CORP                               NEW YORK               NY       10038
------------------------------------------------------------------------------------------------------------------------------------
Oswego Valley Insurance Agencies           BARRETT AGENCY                                     OSWEGO                 NY       13126
                                           DOWD & HARRINGTON AGENCY                           OSWEGO                 NY       13126
                                           OSWEGO VALLEY AGENCIES LLC                         FULTON                 NY       13069
                                           STREETER & VAN SANFORD, INC                        FULTON                 NY       13069
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Palmer Agency                              PALMER AGENCY, INC                                 CARMEL                 NY       10512
------------------------------------------------------------------------------------------------------------------------------------
Paris-Kirwan Associates                    PARIS-KIRWAN ASSOCIATES, INC                       ROCHESTER              NY       14604
                                           SATELLITE INSURANCE AGENCY OF                      ROCHESTER              NY       14604
------------------------------------------------------------------------------------------------------------------------------------
Partners Ellis-Edson-Beaudry               THE PARTNERS                                       VESTAL                 NY       13850
------------------------------------------------------------------------------------------------------------------------------------
Pastorelle Agency Inc.                     PASTORELLE AGENCY, INC                             ROCHESTER              NY       14622
------------------------------------------------------------------------------------------------------------------------------------
Pega Risk Managers                         SCAUTUB AGENCY INC                                 SCHENECTADY            NY       12305
------------------------------------------------------------------------------------------------------------------------------------
Petrella Agency                            PETRELLA AGENCY INC                                BUFFALO                NY       14217
------------------------------------------------------------------------------------------------------------------------------------
Petschauer John Inc.                       KLEINPETER / PETSCHAUER AGENCY                     RIDGEWOOD              NY       11385
                                           JOHN PETSCHAUER INC                                RIDGEWOOD              NY       11385
------------------------------------------------------------------------------------------------------------------------------------
Pilaroscia                                 PILAROSCIA AGENCY INC                              ROCHESTER              NY       14625
------------------------------------------------------------------------------------------------------------------------------------
Pollak Associates LLC                      POLLAK ASSOCIATES, LLC                             GREAT NECK             NY       11021
------------------------------------------------------------------------------------------------------------------------------------
Profile Coverage Associates                PROFILE COVERAGE ASSOCIATES LL                     RONKONKOMA             NY       11779
                                           PROFILE COVERAGE CORP                              RONKONKOMA             NY       11779
------------------------------------------------------------------------------------------------------------------------------------
R M S C O Inc.                             R M S C O INC                                      LIVERPOOL              NY       13088
------------------------------------------------------------------------------------------------------------------------------------
R&W Brokerage Inc                          R & W BROKERAGE INC                                LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
R.J. Fregenti                              R.J. FREGENTI ASSOCIATES, INC                      JERICHO                NY       11753
------------------------------------------------------------------------------------------------------------------------------------
Rampart Brokerage Corp                     RAMPART BROKERAGE CORP                             LAKE SUCCESS           NY       11042
------------------------------------------------------------------------------------------------------------------------------------
RIA Group                                  RIA GROUP, INC                                     JERICHO                NY       11753
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Hanafin                          ROBERT J. HANAFIN, INC                             ENDICOTT               NY       13760
------------------------------------------------------------------------------------------------------------------------------------
Robert Kelly General Ins.                  ROBERT L. KELLY GENERAL INSURA                     SYRACUSE               NY       13202
------------------------------------------------------------------------------------------------------------------------------------
Rochester Insurance Partners               MANNELLA CORPORATION                               WEBSTER                NY       14580
                                           ROCHESTER INSURANCE PARTNERS A                     WEBSTER                NY       14580
                                           WALTER C. TAYLOR AGENCY, INC                       WEBSTER                NY       14580
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Rosen & Company                            ROSEN & COMPANY, INC                               ARMONK                 NY       10504
------------------------------------------------------------------------------------------------------------------------------------
Roy H. Reeve Agency                        ROY H REEVE AGENCY, INC.                           MATTITUCK              NY       11952
------------------------------------------------------------------------------------------------------------------------------------
Safe Harbour Group Ltd                     SAFE HARBOUR GROUP LTD                             WEST NYACK             NY       10994
------------------------------------------------------------------------------------------------------------------------------------
Salerno Brokerage Corp                     SALERNO BROKERAGE CORP                             SYOSSET                NY       11791
------------------------------------------------------------------------------------------------------------------------------------
Sammis Smith & Brush                       SAMMIS INSURANCE BROKERAGE INC                     WOODBURY               NY       11797
------------------------------------------------------------------------------------------------------------------------------------
Samuel Weisman & Sons                      SAMUEL WEISMAN & SONS INC.                         LYNBROOK               NY       11563
------------------------------------------------------------------------------------------------------------------------------------
Savitch Agency Inc.                        SAVITCH AGENCY INC                                 BINGHAMTON             NY       13902
------------------------------------------------------------------------------------------------------------------------------------
Scalzo Zogby Wittig                        SCALZO, ZOGBY AND WITTIG, INC                      NEW HARTFORD           NY       13413
------------------------------------------------------------------------------------------------------------------------------------
Scarsdale Agency                           SCARSDALE AGENCY INC                               SCARSDALE              NY       10583
------------------------------------------------------------------------------------------------------------------------------------
Schaeffer Insurance Agency                 HAROLD B. KILLMORE INSURANCE A                     SYRACUSE               NY       13215
                                           MANLIUS INSURANCE AGENCY, INC                      MANLIUS                NY       13104
                                           O'CONNOR WILLSON & LYONS AGENC                     CAMILLUS               NY       13031
                                           PARSONS COTE & COMPANY, INC                        N. SYRACUSE            NY       13212
                                           SALANGER & HAYWARD AGENCY, INC                     SYRACUSE               NY       13206
                                           SCHAEFFER INSURANCE AGENCY                         N. SYRACUSE            NY       13212
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Schmutter Strull Fleisch Inc.              SCHMUTTER STRULL FLEISCH INC                       NEW YORK               NY       10038
------------------------------------------------------------------------------------------------------------------------------------
Schultz Group of NY                        SCHULTZ GROUP OF NEW YORK INC                      ROCHESTER              NY       14623
                                           STAN STEELE AGENCY, INC                            BLOOMFIELD             NY       14469
------------------------------------------------------------------------------------------------------------------------------------
Scovotti & Company                         SCOVOTTI & COMPANY INC                             BRONX                  NY       10461
------------------------------------------------------------------------------------------------------------------------------------
SCS Agency                                 SCS AGENCY INC                                     GREAT NECK             NY       11021
------------------------------------------------------------------------------------------------------------------------------------
Secur-All Agency                           SECUR-ALL AGENCY, INC                              PLAINVIEW              NY       11803
------------------------------------------------------------------------------------------------------------------------------------
Select Agencies Group                      SELECT AGENCIES GROUP LLC                          DERUYTER               NY       13052
                                           SKEELE AGENCY, INC                                 DERUYTER               NY       13052
------------------------------------------------------------------------------------------------------------------------------------
Skalny                                     SKALNY INSURANCE AGENCY                            ROCHESTER              NY       14606
------------------------------------------------------------------------------------------------------------------------------------
Skivington-Mendon Agency                   BOUGHNER-RABIDEAU AGENCY                           N. CHILI               NY       14514
                                           BOUGHNER-RABIDEAU AGENCY                           N. CHILI               NY       14514
                                           GEORGIANNA MACDONALD AGENCY, I                     ROCHESTER              NY       14625
                                           SKIVINGTON-MENDON AGENCY INC                       NORTH CHILI            NY       14514
                                           CHARLES H. TUKE AGENCY, INC                        ROCHESTER              NY       14692
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SKNS                                       BROWN & STROMECKI AGENCY, INC.                     ORCHARD PARK           NY       14127
                                           A. A. NODINE                                       LOCKPORT               NY       14095
                                           S K N S                                            ORCHARD PARK           NY       14127
                                           J. G. SZALAY CO. INC                               BOSTON                 NY       14025
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Snedeker-Jenkins Agency                    THE SNEDEKER JENKINS AGENCY, I                     MANHASSET              NY       11030
------------------------------------------------------------------------------------------------------------------------------------
Soaring Cluster                            JAMES V. CLUNE AGENCY INC                          ELMIRA                 NY       14902
                                           CORNING & PAINTED POST INS.AGC                     CORNING                NY       14830
                                           COSEO AGENCY INC                                   ELMIRA                 NY       14901
                                           HAHN AGENCY, INC.                                  ENDICOTT               NY       13760
                                           SOARING CLUSTER, LLC                               ELMIRA                 NY       14901
                                           SWAN AND SONS-MORSS COMPANY, I                     ELMIRA                 NY       14902
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Southern Tier Ins Serv                     CARLSON CUSIMANO                                   JAMESTOWN              NY       14701
                                           GLATZ AGENCY                                       JAMESTOWN              NY       14701
                                           RHOE B. HENDERSON AGENCY, INC                      JAMESTOWN              NY       14702
                                           GLATZ AGENCY                                       JAMESTOWN              NY       14701
                                           SOUTHERN TIER INSURANCE SERVIC                     JAMESTOWN              NY       14702
------------------------------------------------------------------------------------------------------------------------------------
Spataro Insurance Agency                   SPATARO INSURANCE AGENCY INC                       BURNT HILLS            NY       12027
------------------------------------------------------------------------------------------------------------------------------------
Sprague                                    LLOYD D. SPRAGUE & SON, INC.                       CORNING                NY       14830
------------------------------------------------------------------------------------------------------------------------------------
Standard Group Affiliates Inc.             STANDARD GROUP AFFILIATES INC                      WILLISTON PARK         NY       11596
------------------------------------------------------------------------------------------------------------------------------------
Steinmiller Assoc. Inc.                    STEINMILLER ASSOCIATES INC                         WEBSTER                NY       14580
------------------------------------------------------------------------------------------------------------------------------------
Sterling & Sterling                        RESPONSE BROKERAGE INC                             WOODBURY               NY       11797
------------------------------------------------------------------------------------------------------------------------------------
Steve Cardell, Inc.                        STEVE CARDELL INC                                  ENDWELL                NY       13762
------------------------------------------------------------------------------------------------------------------------------------
Sullivan Shugrue & Lucie                   SULLIVAN SHUGRUE & LUCIE AGENC                     FARMINGDALE            NY       11735
------------------------------------------------------------------------------------------------------------------------------------
Sullivan, James S. Agency                  JAMES S SULLIVAN AGENCY INC                        WAYLAND                NY       14571
------------------------------------------------------------------------------------------------------------------------------------
Sutton & Tarantino Ins                     SUTTON & TARANTINO INSURANCE A                     SARATOGA SPRINGS       NY       12866
------------------------------------------------------------------------------------------------------------------------------------
The Feltner Group                          THE FELTNER GROUP INC                              SPENCERPORT            NY       14559
------------------------------------------------------------------------------------------------------------------------------------
The Misner Agency, Inc.                    THE MISNER AGENCY INC                              WOODBOURNE             NY       12788
                                           LEE TITUS ASSOCIATES INC                           WALLKILL               NY       12589
------------------------------------------------------------------------------------------------------------------------------------
The Mogil Organization                     THE MOGIL ORGANIZATION                             NEW YORK               NY       10016
                                           THE MOGIL ORGANIZATION                             NEW YORK               NY       10016
                                           PARKER BROKERAGE CO., INC                          NEW YORK               NY       10016
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The Rollins Agency, Inc.                   HUDSON VALLEY AGENCY ALLIANCE                      TUCKAHOE               NY       10707
                                           ROLLINS AGENCY, INC                                TUCKAHOE               NY       10707
------------------------------------------------------------------------------------------------------------------------------------
Turnbull Insurance Agency                  FALLS INSURANCE AGENCY, INC                        ORISKANY FALLS         NY       13425
                                           TURNBULL INSURANCE SERVICE                         NEW HARTFORD           NY       13413
------------------------------------------------------------------------------------------------------------------------------------
Ulrich & Company                           BOWER INSURANCE AGENCY, INC                        LOCKPORT               NY       14094
                                           CONNOLLY, RICHARDS & ULRICH                        LOCKPORT               NY       14094
                                           ULRICH AND CO                                      LOCKPORT               NY       14094
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United Insurance Agency                    UNITED INSURANCE AGENCY, INC                       AMHERST                NY       14228
------------------------------------------------------------------------------------------------------------------------------------
W E Barrett, Inc.                          W.E. BARRETT, INC                                  ELMSFORD               NY       10523
------------------------------------------------------------------------------------------------------------------------------------
W H Insurance Agency                       W H INSURANCE AGENCY, INC                          ELMIRA                 NY       14901
------------------------------------------------------------------------------------------------------------------------------------
W. Joseph McPhillips                       MCPHILLIPS GRANT AGENCY                            LAKE LUZERNE           NY       12846
                                           MCPHILLIPS NORTHERN, INC                           WARRENSBURG            NY       12885
                                           W. JOSEPH MCPHILLIPS, INC                          GLENS FALLS            NY       12801
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Walsdorf Agency Inc.                       WALSDORF INSURANCE AGENCY                          HUNTINGTON             NY       11743
------------------------------------------------------------------------------------------------------------------------------------
Walsh Duffield Companies Inc               JACOB HAUCK AGENCY                                 HAMBURG                NY       14075
                                           WALSH DUFFIELD COMPANIES, INC                      BUFFALO                NY       14203
------------------------------------------------------------------------------------------------------------------------------------
Walsh Jones Agency                         F J MARSHALL CO INC                                EAST AURORA            NY       14052
                                           WALSH JONES AGENCY INC                             WEST SENECA            NY       14224
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Walter J. McDonald & Assoc                 JACKSON MASTERSON LTD                              GARDEN CITY            NY       11530
                                           FREDERICK MIZE ASSOCIATES, INC                     GARDEN CITY            NY       11530
                                           THE TOWN AGENCY, INC.                              GARDEN CITY            NY       11530
                                           WOOD & WEST INC                                    GARDEN CITY            NY       11530
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Westchester-Putnam Brok                    BNC INSURANCE AGENCY INC                           MAMARONECK             NY       10543
                                           MICHAEL DONNELLY                                   ELMSFORD               NY       10523
                                           SCAVONE INSURANCE CENTER                           WHITE PLAINS           NY       10605
                                           WESTCHESTER-PUTNAM BROKERAGE A                     PEEKSKILL              NY       10566
------------------------------------------------------------------------------------------------------------------------------------
William E. Morrell, Inc.                   WILLIAM E MORRELL INC                              WHITE PLAINS           NY       10601
                                           JAMES J. THEISS                                    WHITE PLAINS           NY       10603
------------------------------------------------------------------------------------------------------------------------------------
Williams & Williams Inc.                   WHITE & WHITE                                      SMITHTOWN              NY       11787
                                           WILLIAMS & WILLIAMS INC                            SMITHTOWN              NY       11787
------------------------------------------------------------------------------------------------------------------------------------
WIN LLC                                    C. W. BAKER INSURANCE AGENCY,                      LOCKPORT               NY       14094
                                           DICKENSON-FOLTZ AGENCY INC                         LOCKPORT               NY       14094
                                           L.R. FRANK & ASSOCIATES, INC                       WILLIAMSVILLE          NY       14221
                                           THE LEWISTON INSURANCE AGENCY                      LEWISTON               NY       14092
                                           L J STEIN & COMPANY INC                            LAKEWOOD               NY       14750
                                           WIN LLC                                            LOCKPORT               NY       14094
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Winfield Group                             THE WINFIELD GROUP INC                             CLIFTON PARK           NY       12065
------------------------------------------------------------------------------------------------------------------------------------
Wolf                                       WOLF AGENCY, INC                                   ORCHARD PARK           NY       14127
------------------------------------------------------------------------------------------------------------------------------------
Wolf Hirsch & Company LLC                  HIRSCH WOLF & COMPANY LLC                          BROOKLYN               NY       11230
------------------------------------------------------------------------------------------------------------------------------------
Zongrone John R Agency                     JOHN R ZONGRONE AGENCY INC                         SCHENECTADY            NY       12304
------------------------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE D

                                  ASIC Segments

         Commercial Accounts I

         This industry segment represents a heterogeneous group of SIC codes that fall within our underwriting appetite. Some examples include service accounts and various types of manufacturing accounts.

         Commercial Real Estate

         This segment includes both lessors' risk of commercial property exposures as well as property management accounts.

         Cultural Institutions

         Customers in this market are primarily museums and libraries.

         Financial Services

         Customers in this market include companies involved in making financial decisions and/or processing financial transactions for both corporate entities and the general public. Includes, but is not limited to, banks, investment advisors, insurance carriers, stock brokers and mortgage brokers. Also includes specialty coverages such as, Foreclosure and Trust coverage, Mortgageholders E&O, Repossessed Auto and Stop Payment Liability.

         Food Industries

         This market includes establishments that manufacture or process foods and beverage for human consumption and certain related products (such as manufactured ice). Also includes numerous wholesale distributors and retailers of food and related products. Examples of eligible risks include Dried and Dehydrated Fruits and Vegetables, Confectionary Distributors, and Retail Bakeries.

         Metalworkers

         Customers in this market include manufacturers that make products such as components, sub-assemblies or a full working product from metal using various processes such as, but not limited to, machining, grinding, stamping on equipment such a machine centers, lathes, milling machines, press brakes, shears, stamping machines and punch presses. Also includes those businesses which assemble products made from metal.

         Plastics

         This market includes manufacturing operations that create plastic products by processing plastic resin pellets through various operations such as, but not limited to, injection molding, extrusion molding, blow molding, or thermoforming. Also represents manufacturers who create products from sheet plastic.

         Printers

         This industry segment includes establishments engaged in printing, publishing or printing/publishing. Includes, but is not limited to, books, periodicals, newspapers and brochures.

         Professional Services

         This industry segment includes companies that are involved in any kind of professionally based transactions or decisions. Includes, but is not limited to, law firms, accountants, insurance agents and brokers, medical offices and business or management consultants.

         Retailers

         This segment includes establishments engaged in selling merchandise for personal or household consumption and rendering services incidental to the sale of the goods. Examples of eligible risks include Men's and Boys Clothing Stores, Household Appliance Stores and Bookstores.

         Technology Industries

         This market represents both high and low-tech classes; primarily electronic hardware manufacturing including everything from commercial lighting to semiconductors and related devices. Our appetite also includes telecommunication companies and both software manufacturing and service related risks.

         Wholesalers

         Customers in this market include companies that are primarily engaged in selling merchandise to retailers, industrial, commercial, institutional or professional business users or to other wholesalers. Includes wholesale distributors of both durable and non-durable goods. Examples of eligible risks include Office Equipment Distributors and Footwear Distributors.

                                   SCHEDULE E

                          Duties of Company and Seller

Data and other information to be provided by Seller unless otherwise indicated will be provided to Company for Subject Policies 120 days prior to the first day of the expiration month of the policy beginning with February 2005. Such data will be provided by Seller to Company within 6 business days of the inception of this Agreement for November 2004 through January 2005.

1. Seller to provide Company list of names, addresses, phone number and total written premium for Commercial Policies of all Seller's agent and sub-brokers (if any) within 2 business day of the execution of the agreement. Such list will distinguish between Overlap Agents and other agents.

2. Seller to provide Company with access to monthly producer experience reports for all of the non-overlap agents within 2 business day from the signing of this agreement.

3. Seller to provide to Company a data feed of Subject Policies (except manually issued policies) from Sellers source systems in ASCII quoted and comma delimited format within 10 business days for all non-overlap agents and within 15 days for overlap agents for October through January renewal business (and then monthly thereafter).

4. Seller to provide to Company a data feed for Subject Policies on a monthly basis (based on specifications provided below) until completion of transfer of Subject Policies as outlined in this Agreement. The specifications for the Monthly Renewal report includes:
              a.     One row per policy per risk location (as available)
              b.     Excel spreadsheet by Line of Business
              c.     Data elements:
                     1.     Policy number
                     2.     Agent
                     3.     Named Insured
                     4.     Policy expiration date
                     5.     Line of Business (major)
                     6.     OneBeacon expiring product type
                     7.     Expiring Premium
                     8.     Commission percentage
                     9.     Number of risk locations
                     10.    Risk Address, city & state, zip code
                     11.    Total Insured building value
                     12.    Total insured BPP-business personal property value
                     13. Total insured BII-business interruption insurance value
                     14.    Sales receipts (as available)
                     15.    Payroll by classification for WC (as available)
                     16.    Square footage (as available)
                     17.    Construction
                     18.    NB (public protection)
                     19.    # of vehicles
                     20.    Loss ratio
                     21.    Number of claims

                     22.    Total incurred loss ratio current policy year
                     23.    Total incurred loss ratio 3 policy years
                     24.    SIC code
                     25.    SIC Description (will provide referential table)
                     26.    GL classification code
                     27. GL classification description (will provide referential table for proprietary classes)
                     28.    All WC classification codes
                     29.    WC premium by classification code
                     30.    WC merit or experience rating modification
                     31. Account number (5 character alphanumeric field) REX Number)

5. Seller to provide access to Insurance Contract policy declarations schedules and endorsement forms. This will be provided on an electronic image basis where available (excluding manual policies and overlap agents). For all overlap agents, access to paper files will be made available.

6. Seller to provide Company with access to Loss Information/ Loss Runs and Policy View (internet based applications) for all of the Subject Policies from the non-overlap agents.

7. Seller to provide Company with online access to loss control reports for Subject Policies. Any loss control reports for all of the overlap agents will remain a manual process.

8. Seller to provide to Company online access for changes affecting Subject Policies and covering the time period between the Monthly Renewal Report described in #4 above and the Non Renewal Date of the Subject Policies. This will include all transaction types listed below. For manual changes, these changes will be reported to Company within 10 days of processing of such transaction or request.

              a.     Endorsements processed
              b.     Cancellation transactions
              c. Any other relevant correspondence received from an agent or insured

9. Seller shall jointly draft a letter with Company to be attached and mailed with Subject Policy non-renewal notices effective for December 2004 renewals with a process date no earlier than September 27, 2004. For all other Subject Policies non renewal notices should not be sent earlier than 70 days from the expiring policies expiration date.

10. Seller to provide Company with access to policy files of the Subject Policies, including agent correspondence, applications, loss inspection reports, recommendation compliances, claims and loss history information and anti-arson applications via physical or electronic delivery for a period necessary for Company to review all Subject Policies for renewal.

11. Company and Seller agree to provide drafts of the public disclosures that will be issued prior to the execution of this agreement.

12. Seller to provide Company with Agent Data (Agent number, legal name, address, phone numbers, tax_id or social security number, contact names, commission by LOB, etc.)

13. Seller to provide Company with Claim Data for the Subject Policies for the term to be renewed. This information will be provided within 10 business days for all non-overlap agents and within 15 days for overlap agents for October through January renewal business (and then monthly thereafter). Information will include:

              a.     Claim Number,
              b.     Policy Number,
              c.     Agent, Insured,
              d.     Loss Date,
              e.     Cause of Loss,
              f.     WC Injury,
              g.     Annual Statement Line,
              h.     Subline,
              i.     Class Code,
              j.     Paid Loss,
              k.     Loss Reserve,
              l.     Medical Paid,
              m.     Medical Reserve,
              n.     Expense Paid,
              o.     Expense Reserve,
              p.     Claim Status,
              q.     Cat Code.

14. Seller to provide assistance from technical personnel to understand and translate the data provided by them to the Company.

15. Seller agrees to provide a training session to Company personnel on EDS/ File Net systems at Tower Insurance Company of NY's place of business.

16. Seller to provide copies of Agent Agreements and any variations within 15 days after the agreement..

17. Seller to provide copies of contingency commission plans within 15 days of the agreement.

18. Seller to provide a list of recently terminated agents (within last 75 days), to include agency number, legal name, address, contact information, and premiums in force.

19. Company agrees to pay Seller a rate of $100 for One Beacon employees (and the actual rate not to exceed $175 per hour for outside contractors) for work not covered by the provisions of the contract.


* Overlap agents are assumed to follow non-automated solutions unless otherwise specifically agreed

                                   SCHEDULE F

NY ONEBEACON CL AGENTS -- CANCELLED
(Cancelled within Last 75 days for Small Business and/or All CL)

----------------------------------------------------------------------------------------------------------------------
"RELATIONSHIP" (ABOVE MC)            PRODUCERS ("DOING BUSINESS AS")      CITY                  STATE        ZIP CODE
----------------------------------------------------------------------------------------------------------------------
Ackerly Agency Inc.                  ACKERLY AGENCY INC                  EAST ISLIP              NY           11730
----------------------------------------------------------------------------------------------------------------------
Adorno Denker Assoc Inc.             ADORNO-DENKER ASSOCIATES            LONG ISLAND CITY        NY           11106
----------------------------------------------------------------------------------------------------------------------
All Risk Brokerage Co.               ALL RISK BROKERAGE CO               NEW YORK                NY           10038
----------------------------------------------------------------------------------------------------------------------
Aloia & McKinnon                     ALOIA & MCKINNON                    BROOKLYN                NY           11209
----------------------------------------------------------------------------------------------------------------------
Anchor Brokerage Co Inc.             ANCHOR BROKERAGE CO., INC           BROOKLYN                NY           11214
                                     GEORGE D. ZAINO AGENCY              HUNTINGTON STATION      NY           11746
----------------------------------------------------------------------------------------------------------------------
Benefit Coverage Inc.                A PLUS COVERAGE INC                 FLUSHING                NY           11355
                                     BENEFIT COVERAGE, INC               FLUSHING                NY           11355
----------------------------------------------------------------------------------------------------------------------
Carlstan North Hills Agency          BRIARWOOD BROKERAGE INC             FLORAL PARK             NY           11004
                                     CARLSTAN NORTH HILLS AGENCY, I      FLORAL PARK             NY           11004
----------------------------------------------------------------------------------------------------------------------
Edward A. Kurmel Brokerage           EDWARD A. KURMEL BROKERAGE LTD      BROOKLYN                NY           11222
----------------------------------------------------------------------------------------------------------------------
Edward B. Robotti                    EDWARD B. ROBOTTI INC               LONG ISLAND CITY        NY           11106
----------------------------------------------------------------------------------------------------------------------
Evans International                  EVANS INTERNATIONAL                 ROCKVILLE CENTRE        NY           11570
----------------------------------------------------------------------------------------------------------------------
Fitzharris Agency                    FITZHARRIS AGENCY INC               FARMINGDALE             NY           11735
----------------------------------------------------------------------------------------------------------------------
Grace Moser                          GRACE MOSER                         MIDDLE VILLAGE          NY           11379
----------------------------------------------------------------------------------------------------------------------
Graebe Agency Inc.                   GRAEBE AGENCY INC                   STATEN ISLAND           NY           10310
----------------------------------------------------------------------------------------------------------------------
Honig Insurance Agency Inc.          HONIG INSURANCE AGENCY INC          BROOKLYN                NY           11234
----------------------------------------------------------------------------------------------------------------------
Hughes Assoc.                        HUGHES ASSOCIATES INC               GLENDALE                NY           11385
----------------------------------------------------------------------------------------------------------------------
International Underwriting Agency    INTERNATIONAL UNDERWRITING AGE      FLUSHING                NY           11354
----------------------------------------------------------------------------------------------------------------------
Lincoln Brokerage Corp               LINCOLN BROKERAGE CORP              BROOKLYN                NY           11220
----------------------------------------------------------------------------------------------------------------------
Main Street Group Ltd.               THE MAHAN AGENCY, INC               HYDE PARK               NY           12538
----------------------------------------------------------------------------------------------------------------------
Marchetti & Sabatelli                MARCHETTI & SABATELLI ASSOCIAT      BROOKLYN                NY           11209
----------------------------------------------------------------------------------------------------------------------
Modica Associates Inc.               MODICA ASSOCIATES INC               BROOKLYN                NY           11231
----------------------------------------------------------------------------------------------------------------------
Nicholas J. Krug                     J NICHOLAS KRUG AGENCY              NEW HYDE PARK           NY           11040
----------------------------------------------------------------------------------------------------------------------
Nielson & Associates                 NIELSON & ASSOCIATES, LTD           MANHASSET               NY           11030
----------------------------------------------------------------------------------------------------------------------
Omni Risk Management Inc.            OMNI RISK MANAGEMENT INC            SMITHTOWN               NY           11787
----------------------------------------------------------------------------------------------------------------------
P O  M Planning Services Inc         P O M PLANNING SERVICES INC         NEW YORK                NY           10001
----------------------------------------------------------------------------------------------------------------------
Paston Group LLC                     PASTON GROUP LLC                    LYNBROOK                NY           11563
----------------------------------------------------------------------------------------------------------------------
Petrocelli Group                     PETROCELLI GROUP INC                FLUSHING                NY           11358
----------------------------------------------------------------------------------------------------------------------
R J W Brokerage Corp                 R.J.W. BROKERAGE CORP               STATEN ISLAND           NY           10314
----------------------------------------------------------------------------------------------------------------------
Risc Inc.                            RISC, INC                           RIVERHEAD               NY           11901
----------------------------------------------------------------------------------------------------------------------
Ruchman Associates                   RUCHMAN ASSOCIATES INC              ROCKVILLE CENTRE        NY           11571
----------------------------------------------------------------------------------------------------------------------
Russo & Calabrese Inc.               RUSSO & CALABRESE INC               MIDDLE VILLAGE          NY           11379
----------------------------------------------------------------------------------------------------------------------
Sammis Smith & Brush                 SAMMIS, SMITH AND BRUSH, INC.       WOODBURY                NY           11797
----------------------------------------------------------------------------------------------------------------------
Select Agencies Group                BENSON DAVIS INSURANCE              HOMER                   NY           13077
----------------------------------------------------------------------------------------------------------------------
Simply Insurance Brokerage           SIMPLY INSURANCE BROKERAGE LLC      BROOKLYN                NY           11235
----------------------------------------------------------------------------------------------------------------------
Sterling & Sterling                  STERLING & STERLING INC             WOODBURY                NY           11797
----------------------------------------------------------------------------------------------------------------------
Suydam Agency                        SUYDAM AGENCY INC                   COLLEGE POINT           NY           11356
----------------------------------------------------------------------------------------------------------------------
Walsh Duffield Companies Inc         M INSURANCE AGENCY                  BUFFALO                 NY           14203
----------------------------------------------------------------------------------------------------------------------
Wise Financial Group                 WISE FINANCIAL GROUP INC            SARATOGA SPRINGS        NY           12866
----------------------------------------------------------------------------------------------------------------------

EXHIBIT A


                                [ONE BEACON LOGO]
                                I N S U R A N C E


                                                             September 14, 2004

To Our New York OneBeacon Agencies:

As you know, over the past several years, we've worked hard to improve our commercial book's results in New York. In spite of your support through substantial reunderwriting and other actions, our results are still inconsistent with what we are seeing elsewhere at OneBeacon. Rather than prolonging the pain for both of us, we entered into a renewal rights agreement with Tower Group Companies. This agreement provides you with the opportunity to transfer much of your OneBeacon commercial business to Tower. Our press release announcing this agreement is attached for your reference.

Coincident with this agreement your Statement of Binding Authority attached to your OneBeacon Agency Agreement is amended to delete COMMERCIAL LINES ONLY effective December 1, 2004, and your commercial lines Performance Incentive Agreement is terminated 90 days effective from today*. However, we are pleased to enable your continued and immediate access to A rated paper through Tower. You may already know Tower, which is comprised of Tower Insurance Company of New York and Tower Risk Management, an insurance group with an established focus on New York and a strong desire to expand its agency relationships into all regions of the state.

The Tower team is eager to introduce itself to your agency and provide you with an understanding of its products, programs and appetite, which you will find competitive and comprehensive. You may expect to hear from a Tower representative shortly.

Everyone at OneBeacon appreciates the support you have shown us over challenging times. We regret having to take this action, but hope you understand why and that you feel we're doing our best to make the transition process a little easier. Do not hesitate to call on us if we may be of assistance during the transition to Tower. John Tillistrand is available to all of you throughout the state, along with Pete Meehan on Long Island, Bart Oddo for upstate New York, and Rick Hernandez in New York City. And you may contact me at any time as well at either 603.436.7581 or mmcsally@onebeacon.com

Best Regards,


/s/ Michael McSally                          /s/ John Tillistrand
-------------------------                    ----------------------------------
Michael McSally                              John Tillistrand




* - If your OneBeacon Agency Agreement is for Commercial Lines only, your Agency Agreement will terminate 90 days from today.